UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No. ____ )

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SERVISFIRST BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________________________________

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SERVISFIRST BANCSHARES, INC.

850 Shades Creek Parkway, Suite 200
Birmingham, Alabama 35209

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of ServisFirst Bancshares, Inc. Our Annual Meeting will be held at the Mobile Arthur R. Outlaw Convention Center, One South Water Street, Mobile, Alabama 36602 on Thursday, April 24, 2014, at 5:00 p.m., Central Daylight Time. We will have a cocktail hour after the meeting.

The enclosed proxy materials describe the formal business to be transacted at the Annual Meeting, which includes a report on our operations. Many of our directors and officers will be present to answer any questions that you and other stockholders may have. Included in the materials is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance including our Annual Report on Form 10-K for the year ended December 31, 2013.

The business to be conducted at the Annual Meeting consists of (1) the election of six directors; (2) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2014; (3) the approval of the amendment and restatement of our 2009 Stock Incentive Plan; and (4) an advisory vote on executive compensation. Our board of directors unanimously recommends a vote “FOR” the election of the director nominees; “FOR” the ratification of the appointment of KPMG, LLP as our independent registered public accounting firm for the year ending December 31, 2014; “FOR” the amendment and restatement of our 2009 Stock Incentive Plan; and “FOR” the “Say on Pay” advisory vote approving our executive compensation.

You may vote your shares by returning your Proxy Card in the enclosed prepaid return envelope or by voting in person at the Annual Meeting. Instructions regarding the methods of voting are contained in the enclosed Proxy Statement and on the accompanying Proxy Card.

On behalf of our board of directors, we request that you vote your shares now, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted. Your vote is important.

Sincerely,

Thomas A. Broughton III
Director, President and Chief Executive Officer

Birmingham, Alabama

March 19, 2014

TABLE OF CONTENTS

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 24, 2014	1
ABOUT THE ANNUAL MEETING	3
PROPOSAL 1: ELECTION OF DIRECTORS	7
THE ROLE OF THE BOARD OF DIRECTORS	9
COMMITTEES OF THE BOARD OF DIRECTORS	10
INDEPENDENCE OF THE BOARD OF DIRECTORS	13
COMMUNICATIONS WITH DIRECTORS	13
CORPORATE GOVERNANCE GUIDELINES	13
CODE OF BUSINESS CONDUCT	14
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	14
DIRECTOR COMPENSATION	15
MEETINGS OF THE BOARD OF DIRECTORS	15
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	15
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	16
COMPENSATION DISCUSSION AND ANALYSIS	16
REPORT OF THE COMPENSATION COMMITTEE	22
EXECUTIVE COMPENSATION	23
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS AND POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL	27
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	29
PROPOSAL 2: RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014	31
REPORT OF THE AUDIT COMMITTEE	32
PROPOSAL 3: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2009 STOCK INCENTIVE PLAN	33
EQUITY COMPENSATION PLAN INFORMATION	42
PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION	42
STOCKHOLDER PROPOSALS	43
GENERAL INFORMATION	44
APPENDIX A	A-1

SERVISFIRST BANCSHARES, INC.

850 Shades Creek Parkway, Suite 200
Birmingham, Alabama 35209

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 24, 2014

To Our Stockholders:

Notice is hereby given that our Annual Meeting of Stockholders will be held at the Mobile Arthur R. Outlaw Convention Center, One South Water Street, Mobile, Alabama 36602 on Thursday, April 24, 2014, at 5:00 p.m., Central Daylight Time, for the following purposes:

1.          to elect six nominees to serve on our board of directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified, as set forth in the accompanying Proxy Statement;

2.          to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2014;

3.          to approve the amendment and restatement of our 2009 Stock Incentive Plan;

4.          to conduct a “Say on Pay” advisory vote on our executive compensation; and

5.          to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Our board of directors recommends a vote FOR each of the proposals listed above. Our board of directors is not aware of any other business to come before the Annual Meeting. Directions to the Annual Meeting location, the Mobile Arthur R. Outlaw Convention Center, are posted on our website at servisfirstbancshares.investorroom.com.

Stockholders of record as of the close of business on March 10, 2014 are entitled to notice of, and to vote their shares in person or by proxy at, the Annual Meeting.

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YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT YOU RETURN YOUR PROXY CARD. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

By Order of the Board of Directors,

Secretary and Chief Financial Officer

Birmingham, Alabama
March 19, 2014

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2014 ANNUAL MEETING OF STOCKHOLDERS
OF
SERVISFIRST BANCSHARES, INC.

 ______________________________

PROXY STATEMENT

______________________________

Our board of directors solicits the accompanying proxy for use at our Annual Meeting of Stockholders to be held on Thursday, April 24, 2014, at 5:00 p.m., Central Daylight Time, at the Mobile Arthur R. Outlaw Convention Center, One South Water Street, Mobile, Alabama 36602. The Notice of Annual Meeting of Stockholders, this Proxy Statement and the accompanying Proxy Card are being mailed on or about March 19, 2014 to our stockholders of record as of the close of business on March 10, 2014, the record date for the Annual Meeting.

Our corporate headquarters is located at 850 Shades Creek Parkway, Suite 200, Birmingham, Alabama 35209 and our toll free telephone number is (866) 317-0810.

Throughout this Proxy Statement, unless the context indicates otherwise, when we use the terms “the Company”, “we”, “our” or “us”, we are referring to ServisFirst Bancshares, Inc. and its wholly-owned subsidiary, ServisFirst Bank (the “Bank”). When we use the term “Annual Meeting”, we intend to include both the Annual Meeting to be held on the date and at the time and place identified above and any adjournment or postponement of such Annual Meeting.

ABOUT THE ANNUAL MEETING

What are the purposes of the Annual Meeting?

At the Annual Meeting, stockholders will vote on: (1) the election of six directors, as more fully described in Proposal 1 below; (2) the ratification of KPMG LLP as our independent public accounting firm for the year ending December 31, 2014; (3) the approval of the amendment and restatement of our 2009 Stock Incentive Plan; (4) an advisory vote on our executive compensation; and (5) such other business as may properly come before the Annual Meeting. Our board of directors is not aware of any matters that will be brought before the Annual Meeting, other than procedural matters, that are not listed above. However, if any other matters properly come before the Annual Meeting, the individuals named on the Proxy Card, or their substitutes, will be authorized to vote on those matters in their own judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on March 10, 2014, the record date for the Annual Meeting, are entitled to receive notice of the Annual Meeting and to vote shares of common stock held as of the record date at the Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon. There are no cumulative voting rights.

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If you did not receive an individual copy of this year’s Proxy Statement or our Annual Report, we will send a copy to you if you send a written request to our Secretary, William M. Foshee, 850 Shades Creek Parkway, Suite 200, Birmingham, Alabama 35209, telephone (205) 949-0307.

What is a proxy?

It is your legal designation of another person to vote the stock you own. The person so designated is called a proxy. If you designate someone as your proxy in a written document, that document is called a proxy or a Proxy Card. We have designated Thomas A. Broughton III and William M. Foshee (the “Management Proxies”) as proxies for the 2014 Annual Meeting of Stockholders.

What is a Proxy Statement?

It is a document that Securities and Exchange Commission (“SEC”) regulations require us to give to you when we ask you to sign a Proxy Card designating the Management Proxies as your proxies to vote on your behalf.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum. As of the record date, 7,420,812 shares of our common stock, $0.001 par value per share, held by 1,562 stockholders of record, were issued and outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast. A “plurality vote” means that the winning candidate only needs to get more votes than a competing candidate. If a director runs unopposed, he or she only needs one vote to be elected. Any other matter that may properly come before the Annual Meeting must be approved by the affirmative vote of a majority of the shares entitled to vote that are present or represented by proxy at the Annual Meeting.

What is the effect of an “abstain” vote or a “broker non-vote” on the proposals?

Under the General Corporation Law of the State of Delaware (referred to as “Delaware law” in this Proxy Statement), an abstention from voting on any proposal will have the same legal effect as an “against” vote, except election of directors, where an abstention has no effect under plurality voting.

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A “broker non-vote” occurs if your shares are not registered in your name (that is, you hold your shares in “street name”) and you do not provide the record holder of your share (usually a bank, broker or other nominee) with voting instructions on any matter as to which a broker may not vote without instructions from you, but the broker nevertheless provides a proxy for your shares. Shares as to which a “broker non-vote” occurs are considered present for purposes of determining whether a quorum exists, but are not considered votes cast or shares entitled to vote with respect to a voting matter. The election of directors, the approval of the amendment and restatement of our 2009 Stock Incentive Plan and the advisory vote on executive compensation are not matters on which a broker may vote without your instructions. However, the ratification of the appointment of KPMG LLP as our independent registered public accounting firm is a routine matter, and brokers who do not receive instructions from you on how to vote on that matter generally may vote on that matter in their discretion.

How do I vote by proxy?

On or about March 19, 2014, we mailed the Notice of the Annual Meeting, this Proxy Statement, the accompanying Proxy Card, and our Annual Report to Stockholders for the year ended December 31, 2013 to all stockholders of record as of the record date. You may vote by completing and returning your completed and signed Proxy Card by mail or by voting in person at the Annual Meeting. To vote by mail, sign and date each Proxy Card you receive, mark the boxes indicating how you wish to vote, and return the Proxy Card, which will be voted as you directed, in the enclosed prepaid return envelope.

Can I change my vote after I return my Proxy Card?

Yes. You can change or revoke your proxy at any time before the Annual Meeting by (i) notifying our Secretary, William M. Foshee, in writing or (ii) sending another executed Proxy Card dated later than the first Proxy Card. Attendance at the Annual Meeting will not revoke any proxy you have previously granted unless you specifically so request. For shares you own beneficially, but of which you are not the record holder, you may accomplish this by submitting new voting instructions to your broker or nominee.

Can I vote in person at the Annual Meeting instead of voting by proxy?

Yes. However, we encourage you to vote by proxy to ensure that your shares are represented and voted. If you attend the Annual Meeting in person, you may then vote in person even though you returned your Proxy Card.

What are the Board’s recommendations?

Our board of directors unanimously recommends that stockholders vote in favor of: (1) the election of the six nominees for the board of directors, as more fully described in Proposal 1 below; (2) the ratification of KPMG LLP as our independent registered public accounting firm for 2014, as more fully described in Proposal 2 below; (3) the approval of the amendment and restatement of our 2009 Stock Incentive Plan, as more fully described in Proposal 3 below; and (4) an advisory vote approving our executive compensation, as more fully described in Proposal 4 below.

If your Proxy Card is properly executed and received in time for voting, and not revoked, your shares will be voted in accordance with your instructions marked on the Proxy Card. In the absence of any instructions or directions to the contrary on any proposal on a Proxy Card, the Management Proxies will vote all shares of common stock for which such Proxy Cards have been received in favor of the approval of the above proposals for which no instructions were indicated.

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Our board of directors does not know of any matters other than the above proposals that may be brought before the Annual Meeting. If any other matters should come before the Annual Meeting, the Management Proxies will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

In particular, the Management Proxies will have discretionary authority to vote with respect to the following matters that may come before the Annual Meeting: (i) approval of the minutes of the prior meeting if such approval does not amount to ratification of the action or actions taken at that meeting; (ii) any proposal omitted from the Proxy Statement and form of proxy pursuant to Rules 14a-8 and 14a-9 under the Securities Exchange Act of 1934 (the “Exchange Act”); and (iii) matters incident to the conduct of the Annual Meeting. In connection with such matters, the Management Proxies will vote in accordance with their best judgment.

Who pays for this proxy solicitation?

We do. We will pay all costs in connection with the meeting, including the cost of preparing, assembling and mailing the Notice of the Annual Meeting, Proxy Statement, Proxy Card and our Annual Report to Stockholders for the year ended December 31, 2013, as well as handling and tabulating the proxies returned. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company, without additional compensation, in person or by other electronic means. We will reimburse brokerage houses and other nominees for their expenses in forwarding proxy materials to beneficial owners of our common stock.

Who can help answer your questions?

If you have questions about the Annual Meeting or would like additional copies of this Proxy Statement, you should contact our Secretary, William M. Foshee, 850 Shades Creek Parkway, Suite 200, Birmingham, Alabama 35209, telephone (205) 949-0307.

Annual Report on Form 10-K

On written request, we will provide, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2013 (including a list briefly describing the exhibits thereto), as filed with the SEC (including any amendments filed with the SEC), to any record holder or beneficial owner of our common stock as of the close of business on March 10, 2014, the record date, or to any person who subsequently becomes such a record holder or beneficial owner. Requests should be directed to the attention of our Secretary at the address set forth above.

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PROPOSAL 1:
ELECTION OF DIRECTORS

Under our Bylaws, our board of directors consists of six directors unless a different number is fixed from time to time by resolution passed by a majority of our board of directors, which is the only means of fixing a different number. Six directors will be elected at the Annual Meeting to hold office until our 2015 Annual Meeting of Stockholders and until their successors are elected and have qualified.

Our board has nominated the persons named below, all of whom currently serve as directors, for election as directors at the 2014 Annual Meeting. Each of those nominees has consented to serve as a director, if re-elected. Unless otherwise instructed, the Management Proxies intend to vote the proxies received by them for the election of all six of these nominees. If any nominee identified below becomes unable to serve as a director before the Annual Meeting, the Management Proxies will vote the proxies received by them for the election of a substitute nominee selected by our board of directors.

Vote Required and Recommendation of the Board of Directors

The six nominees receiving the most votes cast in the election of directors by holders of shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting will be elected to serve as directors of the Company for the next year. As a result, although shares as to which the authority to vote is withheld will be counted, such “withhold” votes will have no effect on the outcome of the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Information regarding directors and director nominees and their ages as of the record date is as follows:

			ServisFirst Bancshares. Inc.	ServisFirst Bank
Name	Age	Director Since	Position	Director Since	Position
Thomas A. Broughton III	58	2007	President, Chief Executive Officer and Director	2005	President, Chief Executive Officer and Director
Stanley M. Brock	63	2007	Chairman of the Board and Director	2005	Chairman of the Board and Director
Michael D. Fuller	60	2007	Director	2005	Director
James J. Filler	70	2007	Director	2005	Director
J. Richard Cashio	56	2007	Director	2005	Director
Hatton C. V. Smith	63	2007	Director	2005	Director

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The following summarizes the business experience and background of each of our nominees.

Thomas A. Broughton III — Mr. Broughton has served as our President and Chief Executive Officer and a director since 2007 and as President, Chief Executive Officer and a director of the Bank since its inception in May 2005. Mr. Broughton has spent the entirety of his 30-year banking career in the Birmingham area. In 1985, Mr. Broughton was named President of the de novo First Commercial Bank. When First Commercial Bank was bought by Synovus Financial Corp. in 1992, Mr. Broughton continued as President and was named Chief Executive Officer of First Commercial Bank. In 1998, he became Regional Chief Executive Officer of Synovus Financial Corp., responsible for the Alabama and Florida markets. In 2001, Mr. Broughton’s Synovus region shifted, and he became Regional Chief Executive Officer for the markets of Alabama, Tennessee and parts of Georgia. He continued his work in this position until his retirement from Synovus in August 2004. Mr. Broughton’s experience in banking has afforded him opportunities to work in many areas of banking and has given him exposure to all bank functions. Mr. Broughton served on the Board of Directors of Cavalier Homes, Inc. from 1986 until 2009, when the company was sold to a subsidiary of Berkshire Hathaway. We believe that Mr. Broughton’s extensive experience in banking in Alabama and the Southeast, and, in particular, his success in building and growing new banks and developing new markets, makes him highly qualified to serve as a director.

Stanley M. Brock — Mr. Brock has served as our Chairman of the Board and a director since 2007 and has served as Chairman of the Board and a director of the Bank since its inception in May 2005. He has served as President of Brock Investment Company, Ltd., a private venture capital firm, since its formation in 1995. Prior to 1995, Mr. Brock practiced corporate law for 20 years with one of the largest law firms based in Birmingham, Alabama. Mr. Brock also served as a director of Compass Bancshares, Inc., a publicly traded bank holding company, from 1992 to 1995. We believe that Mr. Brock’s experience as a corporate lawyer and a bank holding company director, as well as his history of community involvement in our largest market, makes him highly qualified to serve as a director.

J. Richard Cashio — Mr. Cashio has served as a director of the Company since 2007 and as a director of the Bank since its inception in May 2005. Mr. Cashio has served as Chief Executive Officer of TASSCO, LLC since 2005 and served as the Chief Executive Officer of Tricon Metals & Services, Inc. from 2000 until its sale in October 2008. He served in various other positions with Tricon Metals & Services, Inc. prior to 2000. We believe that Mr. Cashio’s experience as the chief executive officer of successful industrial enterprises allows him to offer our board both the benefit of his business experience and the perspectives of one of our target customer groups, making him highly qualified to serve as a director.

James J. Filler — Mr. Filler has served as a director of the Company since 2007 and as a director of the Bank since its inception in May 2005. Mr. Filler has been a private investor since his retirement in 2006. Prior to his retirement, Mr. Filler spent 44 years in the metals recycling industry with Jefferson Iron & Metal, Inc. and Jefferson Iron & Metal Brokerage Co., Inc. We believe that Mr. Filler’s extensive business experience and strong ties to the Birmingham business community offer us valuable strategic insights and make him highly qualified to serve as a director.

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Michael D. Fuller — Mr. Fuller has served as a director of the Company since 2007 and as a director of the Bank since its inception in May 2005. For over 20 years, Mr. Fuller has been a private investor in real estate investments. Prior to that time, Mr. Fuller played professional football for nine years. Mr. Fuller has served as President of Double Oak Water Reclamation, a private wastewater collection and treatment facility in Shelby County, Alabama since 1998. We believe that Mr. Fuller’s experience in the real estate sector, which is a major focus of our business, as well as his overall business experience and community presence, make him highly qualified to serve as a director.

Hatton C. V. Smith — Mr. Smith has served as a director of the Company since 2007 and as a director of the Bank since its inception in May 2005. Mr. Smith has served as the Chief Executive Officer of Royal Cup Coffee since 1996 and various other positions with Royal Cup Coffee prior to 1996. He is involved in many different charities and served as Chair of the United Way and President of the Birmingham Rotary Club. He has served on numerous non- profit boards including Baptist Health System as well as a Trustee of his alma mater, Washington and Lee University. We believe that Mr. Smith’s business experience, his strong roots in the greater Birmingham business and civic community, and his high profile and extensive community contacts make him highly qualified to serve as a director.

THE ROLE OF THE BOARD OF DIRECTORS

General

In accordance with our Bylaws and Delaware law, our board of directors oversees the management of the business and affairs of the Company. The members of our board also are members of the board of directors of the Bank, our wholly-owned subsidiary Alabama state-chartered bank, which accounts for substantially all of the Company’s consolidated operating results. The members of our board keep informed about our business through discussions with senior management and other officers and managers of the Company and its subsidiaries, including the Bank, by reviewing analyses and reports sent to them by management and outside consultants, and by participating in meetings of the board and meetings of those board committees on which they serve.

Board Leadership Structure

We believe that our stockholders are best served by a strong, independent board of directors with extensive business experience and strong ties to our markets. We believe that objective oversight of the performance of our management team is critical to effective corporate governance, and we believe our board provides such objective oversight.

Since our inception, we have kept separate the offices of chairman of the board and chief executive officer, and an independent director has always held the position of chairman of the board. We believe that this provides us with the benefit of complementary perspectives and ensures that our board’s oversight function remains fully objective. Although we do not have a fixed policy requiring the separation of such offices, instead believing that it is appropriate for our board to determine the structure that best meets our needs from time to time, it is our current intention to retain the present structure for the foreseeable future.

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In addition, our three standing committees, which are described below under “Committees of the Board of Directors”, are composed exclusively of independent directors. We believe that this structure further reinforces the board’s role as an objective overseer of our business, operations and day-to-day management.

The Board’s Role in Risk Oversight

Our board is ultimately responsible for the management of risks inherent in our business. In our day-to-day operations, senior management is responsible for instituting risk management practices that are consistent with our overall business strategy and risk tolerance. In addition, because our operations are conducted primarily through our wholly-owned subsidiary Bank, we maintain an asset-liability and investment committee at the Bank level, consisting of four executive officers of the Bank. This committee is charged with monitoring our liquidity and funds position. The committee regularly reviews the rate sensitivity position on a three-month, six-month and one-year time horizon; loans-to-deposits ratios; and average maturities for certain categories of liabilities. This committee reports to our board of directors at least quarterly, and otherwise as needed. Outside of formal meetings, our board and its committees have regular access to senior executives, including our chief executive officer, chief operating officer and chief financial officer, as well as our senior credit officers. We believe that this structure allows the board to maintain effective oversight over our risks and to ensure that our management personnel are following prudent and appropriate risk management practices.

COMMITTEES OF THE BOARD OF DIRECTORS

Our board maintains three standing committees: Audit, Compensation and Corporate Governance and Nominations. The governing charter for each of the three committees is available on our website www.servisfirstbank.com under the “Investor Relations” tab.

Audit Committee

The Audit Committee assists our board of directors in maintaining the integrity of our financial statements and of our financial reporting processes and systems of internal audit controls, as well as our compliance with legal and regulatory requirements. The Audit Committee reviews the scope of independent audits and assesses the results. The Audit Committee meets with management to consider the adequacy of the internal control over, and the objectivity of, financial reporting. The Audit Committee also meets with our independent auditors and with appropriate financial personnel concerning these matters. The Audit Committee selects, determines the compensation of, appoints and oversees our independent auditors. The independent auditors periodically meet with the Audit Committee and always have unrestricted access to the Audit Committee. The Audit Committee, which currently consists of Michael D. Fuller (Chairman), J. Richard Cashio and Stanley M. Brock, met four times in 2013. In conjunction with our board’s annual review of its committees, it has determined that Mr. Brock should be designated as an audit committee financial expert. This determination is based on the broad spectrum of Mr. Brock’s experience. Among the other things described above under Proposal 1 outlining Mr. Brock’s experience and background, our board gave careful consideration to Mr. Brock’s 17-plus years leading a private venture capital firm. His experience in this undertaking includes analyzing financial statements and audit results and making investment and acquisition decisions on the basis of those analyses. Our board of directors has determined that each of Messrs. Fuller, Cashio and Brock is independent under the standards of independence of the Marketplace Rules of the NASDAQ Global Market and Rule 10A-3 under the Exchange Act.

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Compensation Committee

The Compensation Committee administers incentive compensation plans, including stock option plans, and advises our board of directors regarding employee benefit plans. The Compensation Committee establishes the compensation structure for our senior management, approves the compensation of our senior executives, and makes recommendations to the independent members of our board of directors with respect to compensation of the Chief Executive Officer and all other executive officers of the Company. The Compensation Committee, which currently consists of Hatton C.V. Smith (Chairman), J. Richard Cashio and James J. Filler, met one time in 2013. Our board of directors has determined that each of Messrs. Smith, Cashio and Filler is independent under the standards of independence of the Marketplace Rules of the NASDAQ Global Market and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986.

Corporate Governance and Nominations Committee

The Corporate Governance and Nominations Committee’s functions include establishing the criteria for selecting candidates for nomination to our board; actively seeking candidates who meet those criteria; and making recommendations to our board of directors to fill vacancies on, or make additions to, our board and to monitor the Company’s corporate governance structure. The Corporate Governance and Nominations Committee, which currently consists of Michael D. Fuller, J. Richard Cashio and Stanley M. Brock (Chairman), did not meet during 2013. Our board of directors has determined that each of Messrs. Fuller, Cashio and Brock is independent under the standards of independence of the Marketplace Rules of the NASDAQ Global Market.

The Corporate Governance and Nominations Committee seeks director candidates based upon a number of criteria, including their independence, knowledge, judgment, character, leadership skills, education, experience and financial literacy and, for nominees standing for re-election, their prior performance as a director. The Committee does not assign relative weights to these factors, but attempts to form an overall judgment as to each individual nominee. The Committee will consider nominees for election to our board that are timely recommended by stockholders provided that a complete description of the nominees’ qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as a board member if elected, accompany the recommendations. No stockholder nominations for director candidates were received for 2014.

In evaluating nominees for director, the Corporate Governance and Nominations Committee believes that, at this stage of the Company’s existence, it is of primary importance to ensure that the board’s composition reflects a diversity of business experience and community leadership, as well as a demonstrated ability to promote the Company’s strategic objectives and expand its presence, profile and customer base in its local markets. Accordingly, while the Committee may consider other types of diversity in evaluating nominees, the Committee does not follow any specific formula for considering factors such as race, gender or national origin in evaluating nominees and potential nominees, nor does it apply any quotas with respect to such factors.

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Committee Membership

The following chart provides a summary of our board committee membership for our fiscal year ended December 31, 2013.

Committee Membership
Names	Corporate Governance and Nominations	Audit	Compensation
Thomas A. Broughton III
Stanley M. Brock	X	X
Michael D. Fuller	X	X
James J. Filler			X
J. Richard Cashio	X	X	X
Hatton C.V. Smith			X

Advisory Boards

In addition to the boards of directors of the Company and the Bank, which are identical in composition, the Bank also has a non-voting advisory board of directors in each of the Huntsville, Montgomery, Dothan and Mobile, Alabama and Pensacola, Florida markets. These advisory directors represent a wide array of business experience and community involvement in the service areas where they live. As residents of our primary service areas, they are sensitive and responsive to the needs of our customers and potential customers. In addition, our directors and advisory directors bring substantial business and banking contacts to us. The Bank has established the following regional advisory boards:

Huntsville Region:	Montgomery Region:	Mobile Region:

E. Wayne Bonner

Dr. Hoyt A. “Tres” Childs, III

David J. Slyman, Jr.

Irma Tuder

Sidney R. White

Danny J. Windham

Thomas J. Young

Pensacola Region:

Thomas M. Bizzell

Bo Carter

Leo Cyr

Matt Durney

Dr. Mark S. Greskovich

Ray Russenberger

Sandy Sansing

Roger Webb

Ray B. Petty

Todd Strange

G.L. Pete Taylor

W. Ken Upchurch, III

Alan E. Weil, Jr.

Dothan Region:

Jerry Adams

Charles H. Chapman III

John Downs

Charles E. Owens

William C. (Bill) Thompson

Ken Johnson

John Lewis

Randy Billingsley Steve Crawford Lowell Friedman Barry Gritter Dr. James M. Harrison James Henderson

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INDEPENDENCE OF THE BOARD OF DIRECTORS

Our common stock is not listed on any exchange; therefore, the Exchange Act requires that we select an exchange’s director independence requirements with which to comply. We currently are seeking to list our common stock on the NASDAQ Global Market, and so have complied with the director independence requirements of the NASDAQ Global Market. Our Corporate Governance and Nominations Committee has conducted and will in the future conduct, as deemed necessary, a review of director independence utilizing the listing standards of the NASDAQ Global Market. During its most recent review, our board considered transactions and relationships between each director or any member of his immediate family and us and the Bank. Our board also considered whether there were any transactions or relationships between directors or with any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder). The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that a director is independent. Independent directors must be free of any relationship with us or our management that may impair the director’s ability to make independent judgments.

Our Corporate Governance and Nominations Committee has determined in its business judgment that five of the Company’s six Directors are independent as defined in the applicable NASDAQ Global Market listing standards, including that each member is free of any relationships that would interfere with his individual exercise of independent judgment. Our independent directors are Messrs. Brock, Cashio, Filler, Fuller and Smith.

Mr. Broughton is considered an inside director because of his employment as our President and Chief Executive Officer.

COMMUNICATIONS WITH DIRECTORS

You may contact any of our independent directors, individually or as a group, by writing to them c/o William M. Foshee, Chief Financial Officer, ServisFirst Bancshares, Inc., 850 Shades Creek Parkway, Suite 200, Birmingham, Alabama 35209. Mr. Foshee will review and forward to the appropriate directors copies of all such correspondence that, in the opinion of Mr. Foshee, deals with the functions of the board of directors or its committees or that he otherwise determines requires their attention. Concerns relating to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chairman of the Audit Committee and will be handled in accordance with procedures established by the Audit Committee.

CORPORATE GOVERNANCE GUIDELINES

Our board of directors believes that sound governance practices and policies provide an important framework to assist them in fulfilling their oversight duty. In December 2007, our board formally adopted the Corporate Governance Guidelines of ServisFirst Bancshares, Inc. (the “Governance Guidelines”), which include a number of the practices and policies under which our board has operated for some time, together with concepts suggested by various authorities in corporate governance and the requirements under the NASDAQ Global Market’s listed company rules and the Sarbanes-Oxley Act of 2002. A copy of our Governance Guidelines is available free of charge on our website at www.servisfirstbank.com under the “Investor Relations” tab. Some of the principal subjects covered by our Governance Guidelines comprise:

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•	Director Qualifications, which include: a board candidate’s independence, experience, knowledge, skills, expertise, integrity, ability to make independent analytical inquiries; his or her understanding of our business and the business environment in which we operate; and the candidate’s ability and willingness to devote adequate time and effort to board responsibilities, taking into account the candidate’s employment and other board commitments.

•	Responsibilities of Directors, which include: acting in the best interests of all stockholders; maintaining independence; developing and maintaining a sound understanding of our business and the industry in which we operate; preparing for and attending board and board committee meetings; and providing active, objective and constructive participation at those meetings.

•	Director Access to Management and, as Necessary and Appropriate, Independent Advisors, which cover: encouraging presentations to our board from the officers responsible for functional areas of our business and from outside consultants who are engaged to conduct periodic reviews of various aspects of our operations or the quality of certain of our assets, such as the loan portfolio.

•	Director Orientation and Continuing Education, such as: programs to familiarize new directors with our business, strategic plans, significant financial, accounting and risk management issues; our compliance programs and conflicts policies; our code of business conduct and ethics and our corporate governance guidelines. In addition, each director is expected to participate in continuing education programs relating to developments in our business and in corporate governance.

•	Regularly Scheduled Executive Sessions, without Management, will be held by our board and by the Audit Committee, which meets separately with our independent auditors.

CODE OF BUSINESS CONDUCT

Our board of directors has adopted a Code of Ethics that applies to all of our employees, officers and directors. The Code of Ethics covers compliance with law; fair and honest dealings with us, with competitors and with others; fair and honest disclosure to the public; and procedures for compliance with the Code of Ethics. A copy of our Code of Ethics is available free of charge on our website at www.servisfirstbank.com under the “Investor Relations” tab.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The primary functions of the Compensation Committee are to evaluate and administer the compensation of our president and chief executive officer and other executive officers and to review our general compensation programs. As of December 31, 2013, and currently, the members of this committee are Hatton C. V. Smith, J. Richard Cashio and James J. Filler. No member of this committee has served as an officer or employee of the Company, the Bank or any subsidiary. In addition, none of our executive officers has served as a director or as a member of the compensation committee of a company which employs any of our directors. (For further information, see the section below entitled “Compensation Discussion and Analysis.”)

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DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation of our non-employee directors for the year ended December 31, 2013. Thomas A. Broughton III is a named executive officer, and his compensation is reflected in the Summary Compensation Table.

Name (a)	Fees earned or paid in cash (b)	Stock Awards (c)	Total (h)
	($)	($)	($)
Stanley M. Brock, Chairman of the Board	28,200	0	28,200
Michael D. Fuller	28,200	0	28,200
James J. Filler	23,450	0	23,450
J. Richard Cashio	24,200	0	24,200
Hatton C. V. Smith	22,600	0	22,600

MEETINGS OF THE BOARD OF DIRECTORS

Our board of directors held 13 meetings in 2013. Each director attended more than 75% of the aggregate of: (i) the number of meetings of the board of directors held during the period he served on the board; and (ii) the number of meetings of committees of the board of directors held during the period he served on such committees. Each of Messrs. Broughton, Brock, Fuller, Filler, Cashio and Smith attended the 2013 annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN PROPOSAL 1.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have not entered into any business transactions with related parties required to be disclosed under Rule 404(a) of Regulation S-K other than banking transactions in the ordinary course of our business with our directors and officers, as well as members of their families and corporations, partnerships or other organizations in which they have a controlling interest. Management recognizes that related party transactions can present unique risks and potential conflicts of interest (in appearance and in fact). Therefore, we maintain written policies around interactions with related parties which require that these transactions are entered into and maintained on the following terms:

•	in the case of banking transactions, each is on substantially the same terms, including price or interest rate, collateral and fees, as those prevailing at the time for comparable transactions with unrelated parties that are expected to involve more than the normal risk of collectability or present other unfavorable features to the Bank; and

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•	in the case of any related party transactions, including banking transactions, each is approved by a majority of the directors who do not have an interest in the transaction.

The aggregate amount of indebtedness from directors and executive officers (including their affiliates) to the Bank as of December 31, 2013, including extensions of credit or overdrafts, endorsements and guarantees outstanding on such date, was approximately $13,117,000, which equaled 4.41% of our total equity capital as of that date. Less than 1% of these loans were installment loans to individuals. These loans are secured by real estate and other suitable collateral to the same extent, including loan to value ratios, as loans to similarly situated unaffiliated borrowers. We anticipate making related party loans in the future to the same extent as we have in the past.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC, initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon information made available to us, we believe that each filing required to be made pursuant to Section 16(a) was timely filed by our executive officers and directors and the beneficial owners of more than 10% of our common stock, except for the following filings: Form 4 filed on behalf of Stanley M. Brock on July 2, 2013, Form 4s filed on behalf of Richard J. Cashio, James J. Fuller, Michael D. Fuller and Hatton C.V. Smith on July 8, 2013 and Form 4 filed on behalf of Clarence C. Pouncey on March 7, 2014, in each case reporting conversion of preferred securities to common stock.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

Our compensation process is designed to address both annual and longer-term corporate objectives. We have been in a period of accelerated growth and change in recent years, and our compensation processes have been designed to permit us to attract and retain highly skilled executive and management staff in our competitive market place. This Compensation Discussion and Analysis describes our compensation program for our “named executive officers”, who are Thomas A. Broughton III, William M. Foshee and Clarence C. Pouncey III.

Since November 2007, when we completed our reorganization in which the Company was formed and became the parent of the Bank, we have been a bank holding company. We conduct most of our operations through the Bank, which is our wholly-owned subsidiary. Our board of directors and the Bank’s board of directors include the same individuals. At the holding company level, we have three named executive officers, each of whom also holds the same position with the Bank. These officers are Thomas A. Broughton III, president and chief executive officer, Clarence C. Pouncey III, executive vice president and chief operating officer, and William M. Foshee, executive vice president and chief financial officer. All of such officers remain employees of the Bank for payroll and tax purposes.

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The board of directors of the Bank has a compensation committee. At the time we became a bank holding company, our board of directors appointed a separate compensation committee (the “Compensation Committee”, as discussed above), consisting of the same individuals as the compensation committee of the Bank, with the authority to determine the compensation of our Chief Executive Officer and, either independently or with other independent directors of the board, the compensation of our other executive officers, and to further administer any equity or other incentive plans. Because our officers, including Mr. Broughton, Mr. Foshee and Mr. Pouncey, remain employees of the Bank for payroll and tax purposes, their compensation is set by the compensation committee of the Bank, as a technical matter. However, such compensation is then approved by the Bank’s board of directors and by our board of directors. Because both compensation committees consist of the same persons, as do both boards of directors, references herein to “our” or “the” Compensation Committee will be deemed to refer to our Compensation Committee and/or the Bank’s compensation committee, as applicable. No executive officers of the Company make any recommendations to the Compensation Committee or participate in any way regarding the compensation of other executive officers, other than the President and Chief Executive Officer, Mr. Broughton. The Compensation Committee consults with Mr. Broughton to gain a better insight into the performance of the executive team as a basis for the committee’s determinations regarding executive compensation. While the Compensation Committee consults with Mr. Broughton, the Compensation Committee makes its decisions independently.

Compensation Philosophy and Objectives

In order to recruit and retain the most qualified and competent individuals as executive officers, we strive to maintain a compensation program that is competitive in our market. Our Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by us and the Bank, and which aligns executives’ interests with those of our stockholders by rewarding performance, with the ultimate objective of improving stockholder value. The Compensation Committee evaluates both performance and compensation to ensure that we maintain our ability to attract and retain superior employees in key positions and that compensation provided to the named executive officers and other officers remains competitive relative to the compensation paid to similarly situated executives of our peers. Our Compensation Committee has not yet designated a specific peer group for this purpose, but relies on general information about similarly sized banks and bank holding companies in similar markets. In addition, the Compensation Committee retains compensation consultants from time to time in order to obtain detailed comparisons of our executive compensation as compared to our similarly sized competitors. The Compensation Committee did not retain a compensation consultant during 2013, but plans to retain compensation consultants again in future years.

The Compensation Committee believes that executive compensation packages should include cash, annual short-term cash incentives and long-term equity based incentives that reward performance as measured against established goals. These goals may include any number of criteria, may be unique to the particular executive officer based upon his or her duties, and may include, among others, criteria based upon our net income, our asset growth, our loan growth, such executive officer’s personal production and our efficiency and asset quality. Additionally, the Compensation Committee believes that we should offer competitive benefit plans, including health insurance and a 401(k) plan. We also have entered into change in control agreements that apply to particular circumstances where we believe it is important to ensure the retention of certain key executives during the critical period immediately preceding a change in control, if and when applicable.

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The fundamental purpose of our executive compensation program is to assist us in achieving our financial and operating performance objectives. Specifically, our compensation program has three basic objectives:

•	to attract, retain and motivate our executive officers, including our named executive officers;

•	to reward executives upon the achievement of measurable corporate, business unit and individual performance goals; and

•	to align each executive’s interests with the creation of stockholder value.

Role of Say-on-Pay Advisory Vote

At the 2013 Annual Meeting of stockholders, our stockholders approved the advisory say-on-pay proposal by the affirmative vote of 99% of the shares cast on the proposal. The Compensation Committee considered the results of the advisory say-on-pay advisory vote and did not implement any significant changes to our executive compensation as a result of the say-on-pay advisory vote. The Compensation Committee will continue to consider the outcome of the say-on-pay advisory votes when making future compensation decisions for our named executive officers.

At the 2011 Annual Meeting, the board recommended and the stockholders approved holding annual advisory say-on-pay votes. The board has decided to hold the say-on-pay advisory vote every year.

Elements of our Compensation Program

Base salary: This element is intended to directly reflect an executive’s job responsibilities and his or her value to us. We also use this element to attract and retain our executives and, to some extent, acknowledge each executive’s individual efforts in furthering our strategic goals.

Annual short-term cash incentives: This annual cash incentive is one of the performance-based elements of our compensation. It is intended to motivate our executives and to provide a current or immediate reward for short-term (annual) measurable performance.

Equity-based incentives: The grant of stock options and/or other equity-based incentive compensation is the most important method we use to align the interests of our named executive officers with the interests of our stockholders, which is another element of performance-based compensation.

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 Perquisites and benefits: These benefits and plans are intended to attract and retain qualified executives, by ensuring that our compensation program is competitive and provides an adequate opportunity for retirement savings. We believe that, to a limited degree, these programs tend to reward long-term service or loyalty to us.

Change in control agreements: These agreements, or comparable provisions in an employment or similar agreement, provide a form of severance payable in the event we are the subject of a change in control. They are primarily intended to align the interests of our executives with our stockholders by providing for a secure financial transition in the event of termination in connection with a change in control.

General Compensation Policies

To reward both short- and long-term performance in the compensation program and in furtherance of our compensation objectives noted above, our executive officer compensation philosophy includes the following principles:

Compensation should be related to performance. The Compensation Committee believes that a significant portion of an executive officer’s compensation should be tied not only to individual performance, but also the Company’s performance measured against both financial and non-financial goals and objectives.

Incentive compensation should represent a portion of an executive officer’s total compensation. The Compensation Committee is committed to providing competitive compensation that reflects our performance and that of the individual officer or employee.

Compensation levels should be competitive. The Compensation Committee reviews available data to ensure that our compensation is competitive with that provided by other comparable companies. The Compensation Committee believes that competitive compensation enhances our ability to attract and retain executive officers.

Incentive compensation should balance short-term and long-term performance. The Compensation Committee seeks to achieve a balance between encouraging strong short-term annual results and ensuring our long-term viability and success. To reinforce the importance of balancing these perspectives, executive officers will be provided both short- and long-term incentives. Prior to 2009, we provided our executive officers, non-employee directors and employees with the means to become stockholders and to share accretion in value with our external stockholders through our 2005 Amended and Restated Stock Incentive Plan. In 2009, we continued that process through the adoption and approval by our stockholders of our 2009 Stock Incentive Plan. The Compensation Committee does not make automatic equity grants each fiscal year, preferring instead to utilize such grants on an as needed basis to provide additional long-term incentives. Such equity long-term incentives have historically not vested immediately, but rather require the officers and directors that receive such grants to earn them over a period of years with the Company.

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The Compensation Committee does not use a specific formula to determine the amount allocated to each element of compensation. Instead, the Compensation Committee analyzes the total compensation paid to each executive and makes individual compensation decisions as to the mixture between base salary, annual short-term cash incentives and equity-based incentives. To date, in determining the amount or mixture of compensation to be paid to any executive, the Compensation Committee has not considered any severance payment to be paid under an employment agreement or change-in-control agreement or any equity-based incentives previously awarded. Further, the Compensation Committee has not adopted any specific stock ownership or holding guidelines that would affect such determinations.

For fiscal year 2013, an average of 38% of our named executive officers’ compensation was in annual short-term cash incentives and none of our named executive officers’ compensation was in long-term equity-based incentives, or stock options. The following table illustrates the percentage of each named executive officer’s total compensation, as reported in the “Summary Compensation Table” below, related to base salary, annual short-term cash incentives and long-term equity-based incentives:

	Percentage of Total Compensation (Fiscal Year 2013)
Named Executive Officer	Annual Base Salary	Annual Short Term Cash Incentives	Equity- Based Incentives	Perquisites and Benefits

Thomas A. Broughton III, Principal Executive Officer (“PEO”)	45	47	—	8
William M. Foshee, Principal Financial Officer (“PFO”)	61	34	—	5
Clarence C. Pouncey III	69	24	—	7

Chief Executive Officer Compensation

The compensation of Thomas A. Broughton III, our president and chief executive officer, is discussed throughout the following paragraphs. The Compensation Committee establishes Mr. Broughton’s compensation package each year with the intent of providing compensation designed to retain Mr. Broughton’s services and motivate him to perform to the best of his abilities. Mr. Broughton’s 2013 base salary and incentive compensation reflect the Compensation Committee’s and our board’s determination of the total compensation package necessary to meet this objective.

Annual Base Salary

The Compensation Committee endeavors to establish base salary levels for executives that are consistent and competitive with those provided for similarly situated executives of other similar financial institutions, taking into account each executive’s areas and level of responsibility. To date, the Compensation Committee has not designated a specific peer group for its use.

For the year ended December 31, 2013, the Compensation Committee increased the base salaries of our named executive officers as follows: Thomas A. Broughton III to $315,000 from $297,500, an increase of 5.9%; William M. Foshee to $220,000 from $210,000, an increase of 4.7% and Clarence C. Pouncey III to $255,000 from $244,000, an increase of 4.5%.

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None of the named executive officers have employment agreements. See “Employment Agreements” below for a more detailed discussion.

Annual Short-Term Cash Incentive Compensation

For the year ended December 31, 2013, the Compensation Committee relied on various performance measurements for defining executive officer cash incentive compensation for the named executive officers which included, among others, our net income, our asset growth, our loan growth, the executive’s individual production and our efficiency and asset quality. Each of the performance measurements was applied and determined at the discretion of the Compensation Committee. The potential award level for Mr. Broughton is purely discretionary, but the potential cash award level for each of our other named executive officers is generally limited to 50% of their respective base salaries. The Compensation Committee also has discretionary authority to establish “stretch” performance goals for individual officers, potentially allowing for cash incentive compensation in excess of 50% of an officer’s base salary. In 2013, the Committee established such “stretch” goals for each of our named executive officers other than Mr. Broughton, meaning that each of such officers had the opportunity to earn cash incentive compensation of up to 60% of their respective base salaries. We do not have any contractual obligations to provide the opportunity to earn specified levels of cash incentive compensation, and thus such determination is entirely within the discretion of the Compensation Committee. The Compensation Committee makes a determination of awards based on the information available to it at the time the award is made. The Compensation Committee has no policy to adjust or recover awards or payments if the relevant Company performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment.

The table below details, for each named executive officer, the various elements comprising the performance targets for each named executive officer, the range of cash incentive compensation each was eligible to earn (expressed as a percentage of base salary), cash incentive compensation paid as a percentage of base salary and cash incentive compensation paid for 2013 performance.

Name	Performance Targets	2013 Incentive Range (%)	2013 Incentive as a Percentage of Base Salary (%)	2013 Incentive Paid ($)
Thomas A. Broughton III	None	None	103.2%	$325,000

William M. Foshee	Net Income Regulatory Compliance	0%-60%	55%	$121,000

Clarence C. Pouncey III	Net Income Non-performing Asset plus ORE/Loans Classified Loans plus ORE plus Non-performing Assets/Capital	0%-60%	35.3%	$90,000

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The Compensation Committee did not set specific objective numerical targets for any of the above-stated criteria for each named executive officer. Instead, the Compensation Committee made a subjective determination for each named executive officer’s performance using, other than in the case of Mr. Broughton, the above criteria as guidelines. The Compensation Committee believed that, based upon our overall performance and the specific individual performance levels of our named executive officers, it was appropriate to provide significant cash incentive bonuses to all of our named executive officers for 2013. Accordingly, for the year ended December 31, 2013 and based upon its subjective determination of our overall performance and such officers’ individual performance for 2013, the Compensation Committee awarded the cash incentive compensation set forth in the table above.

Equity-Based Incentive Compensation

In general, we have granted incentive stock options to our named executive officers only in connection with their initial hiring, but with vesting schedules designed to enhance their retention and align their interests with those of our stockholders. These incentive stock options generally vest fully over six to eight years from their date of grant, with most of such grants not beginning to vest until three to five years following their date of grant. However, in recognition of the contributions made by our Chief Executive Officer, Mr. Broughton has received both stock options and restricted stock awards from time to time. Mr. Foshee, our Chief Financial Officer, has also received additional stock option grants since his initial hiring. None of our named executive officers received grants of stock-based awards during the year ended December 13, 2013. See “Executive Compensation — Outstanding Equity Awards at Fiscal Year-End” below for a detailed description of the vesting schedules of each of the options granted to the named executive officers that were outstanding at December 31, 2013.

Our Stock Incentive Plans allow for the accelerated vesting of equity awards in the event of a change in control. In general, under these Plans a “change in control” means a reorganization, merger or consolidation of the Company or the Bank with or into another entity where our stockholders before the transaction own less than 50% of our combined voting power after the transaction, a sale of all or substantially all of our assets or a purchase of more than 50% of the combined voting power of our outstanding capital stock in a single transaction or a series of related transactions by one “person” (as that term is used in Section 13(d) of the Exchange Act) or more than one person acting in concert.

Severance and Change in Control.

We do not have an employment or other agreement with Mr. Broughton that would require us to pay him severance payments upon termination of his employment. We have entered into change in control agreements with Mr. Foshee and Mr. Pouncey. See “Executive Compensation — Employment Agreements”, “ — Change in Control Agreements” and “ — Estimated Payments upon a Termination or Change in Control” below.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the board of directors of ServisFirst Bancshares, Inc. has reviewed and discussed the Compensation Discussion and Analysis for the Company for the year ended December 31, 2013 with management. In reliance on the reviews and discussions with management, the Compensation Committee recommended to the board of directors, and the board of directors has approved, that the Compensation Discussion and Analysis be included in the required company filings with the SEC, including the Proxy Statement for the 2014 Annual Meeting of Stockholders.

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The Compensation Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this Proxy Statement.

Submitted by the Compensation Committee:

Hatton C.V. Smith, Chairman

J. Richard Cashio
James J. Filler

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the aggregate compensation paid by us or the Bank for services for the years ended December 31, 2013, 2012 and 2011 to our named executive officers:

Name and Principal Position Held (a)	Year (b)	Salary (c)	Bonus (d)	Stock Awards (e)	Option Awards(1) (f)	Non-Equity Incentive Plan Comp (g)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings (h)	All Other Compensation (i)		Total (j)
		($)	($)	($)	($)	($)	($)	($)		($)
Thomas A. Broughton III	2013	315,000	325,000	-	-	-	-	57,080	(2)	697,080
President and Chief	2012	297,500	315,000	-	-	-	-	56,667		669,167
Executive Officer	2011	283,250	275,000	-	152,740	-	-	48,679		759,669

Clarence C. Pouncey III	2013	255,000	90,000	-	-	-	-	24,587	(3)	369,587
EVP and Chief	2012	244,000	145,000	-	-	-	-	24,268		413,268
Operating Officer	2011	235,000	125,000	-	-	-	-	23,839		383,839

William M. Foshee	2013	220,000	121,000	-	-	-	-	19,996	(4)	360,996
EVP and Chief	2012	210,000	130,000	-	-	-	-	19,876		359,876
Financial Officer	2011	200,000	120,000	-	21,350	-	-	15,101		356,451

(1)	The amounts in this column reflect the aggregate grant date fair value under FASB ASC Topic 718 of awards made during the respective year.

(2)	All Other Compensation for 2013 includes car allowance ($9,000), director’s fees ($22,200), country club allowance ($7,711), healthcare premiums ($7,173), matching contributions to 401(k) plan ($10,000) and group life and long-term disability insurance premiums ($996).

(3)	All Other Compensation for 2013 includes car allowance ($9,000), country club allowance ($7,418), group life and long-term disability insurance premiums ($996) and healthcare premiums ($7,173).

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(4)	All Other Compensation for 2013 includes car allowance ($9,000), matching contributions to 401(k) plan ($10,000) and group life and long-term disability insurance premiums ($996).

Grants of Plan-Based Awards in 2013

The Company did not make any grants of plan-based awards to our named executive officers during 2013.

Outstanding Equity Awards at Fiscal Year-End

The following table details all outstanding equity awards as of December 31, 2013:

	Option Awards				Stock Awards
Name (a)	Number of securities underlying unexercised options (#) exercisable (b)	Number of Securities underlying unexercised options (#) unexercisable (c)	Option exercise price ($) (d)	Option expiration date (e)	Number of Shares or Units of Stock That Have Not Vested (#) (f)	Market Value of Shares or Units of Stock That Have Not Vested ($) (g)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (h)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (i)
Thomas A. Broughton III (CEO) (1)	8,500		$10.00	5/19/2017	4,000	166,000
	10,000		$20.00	12/20/2017			-	-
		11,000	$25.00	1/19/2021
		10,000	$30.00	11/28/2021
William M. Foshee (CFO) (2)	20,000		$10.00	5/19/2015
	5,000		$11.00	5/19/2016
	5,000		$20.00	2/19/2018
		5,000	$25.00	2/15/2020
		2,500	$25.00	1/19/2021
		2,500	$30.00	2/21/2022
Clarence C. Pouncey III (3)	45,000	5,000	$11.00	4/20/2016

(1)	The option to purchase 11,000 shares at $25 per share granted to Mr. Broughton on January 19, 2011 vests 100% on January 19, 2016. The option to purchase 10,000 shares at $30.00 per share granted to Mr. Broughton on November 28, 2011 vests 100% on November 28, 2016. The award of 20,000 shares of restricted stock made to Mr. Broughton on October 26, 2009 vests in five equal annual installments, beginning on October 26, 2010. The market value of this restricted stock award is based on $41.50 per share, the last sale price of the Company’s common stock known to the Company.

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(2)	The option to purchase 5,000 shares at $25.00 per share granted to Mr. Foshee on February 16, 2010 vests 1,000 shares on February 16, 2014 and 4,000 shares on February 16, 2015. The option to purchase 2,500 shares at $25.00 per share granted to Mr. Foshee vests in a lump sum on January 19, 2016. The option to purchase 2,500 shares at $30.00 per share granted to Mr. Foshee vests in a lump sum on February 21, 2017.

(3)	The option to purchase 50,000 shares at $11.00 per share granted to Mr. Pouncey on April 20, 2006 vests 9,000 shares per year beginning on April 20, 2009, with the final 5,000 shares vesting on April 20, 2014.

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Plan Option Exercises and Stock Vested in 2013

The following table sets forth information regarding option exercises by and restricted stock vesting for our named executive officers during 2013:

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)

Thomas A. Broughton III	9,000	$283,500	4,000	$166,000
William M. Foshee	-	-	-	-
Clarence C. Pouncey III	-	-	-	-

Mr. Broughton exercised options for 9,000 shares at a price of $10.00 per share. Mr. Broughton received a restrictive stock award of 20,000 shares in 2009 and 4,000 shares of such award as referenced in the table above vested on October 26, 2013. Based upon a value of $41.50 per share, the last sale price of the Company’s common stock known to the Company at the time of exercise or vesting, as applicable, the value realized by Mr. Broughton on the exercise of such options was $283,500 and upon vesting of such shares was $166,000.

Non-Plan Warrants and Stock Options

Upon the formation of the Bank in May 2005, we issued to each of our directors warrants to purchase up to 10,000 shares of our common stock, or 60,000 shares in the aggregate, for a purchase price of $10.00 per share, expiring in ten years. These warrants became fully vested in May 2008.

We granted non-plan stock options to persons representing certain key business relationships to purchase up to an aggregate of 55,000 shares of our common stock at between $15.00 and $20.00 per share for 10 years. These stock options are “non-qualified stock options” under the Internal Revenue Code and are not issued under our stock incentive plans. They vest 100% in a lump sum five years after their date of grant.

Effect of Compensation Policies and Practices on Risk Management and Risk-Taking Incentives

There is inherent risk in the business of banking. However, we do not believe that any of our compensation policies and practices provide incentives to our employees to take risks that are reasonably likely to have a material adverse effect on us. We believe that our compensation policies and practices are consistent with those of similar bank holding companies and their banking subsidiaries and are intended to encourage and reward performance that is consistent with sound practice in the industry.

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EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
ARRANGEMENTS AND POTENTIAL PAYMENTS UPON TERMINATION OR
CHANGE IN CONTROL

Change in Control Agreements

General

We have two change in control severance agreements with named executive officers, William M. Foshee and Clarence C. Pouncey III. Each of these change in control agreements was originally entered into with the Bank, but have been amended and restated to apply to a change in control of the Company as well as the Bank.

Mr. Foshee’s and Mr. Pouncey’s agreements generally provide for a lump sum payment (equal to two times annual base salary for Mr. Foshee and one times annual base salary for Mr. Pouncey) in the event of the termination of their respective employment within 24 months after a “change in control” (as defined in their agreements) either: (i) by the Bank or the Parent, other than for “cause” (as defined in the respective agreements), death, disability or the attainment of normal retirement date, or (ii) by the employee for the specific reasons set forth in the contract. These agreements are not employment agreements and do not guarantee employment for any term or period; they only apply if a change in control occurs.

The size of each benefit was set through arm’s-length negotiations with each of such individuals upon their employment and consistent with general industry standards. Each of these agreements was approved by the board of directors of the Bank and the Company.

Definitions

The term “change in control” is defined in Mr. Foshee’s and Mr. Pouncey’s change in control agreements to include:

•	a merger, consolidation or other corporate reorganization (other than a holding company reorganization) involving either the Company or the Bank in which we do not survive, or if we survive, our stockholders before such transaction do not own more than 50% of, respectively, (i) the common stock of the surviving entity, and (ii) the combined voting power of any other outstanding securities entitled to vote on the election of directors of the surviving entity;

•	the acquisition, other than from us, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership of 50% or more of either the then outstanding shares of our common stock or the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors; provided, however, that neither of the following shall constitute a change in control:

–	any acquisition by us, by any of our subsidiaries, or by any employee benefit plan (or related trust) of us or our subsidiaries, or

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–	any acquisition by any corporation, entity, or group, if, following such acquisition, more than 50% of the then-outstanding voting rights of such corporation, entity or group are owned, directly or indirectly, by all or substantially all of the persons who were the owners of our common stock immediately prior to such acquisition;

•	individuals who, as of the effective date of the change in control agreement, constituted our board of directors cease for any reason to constitute at least a majority of our board of directors, except as otherwise provided in the agreement

•	approval by our stockholders of:

–	our complete liquidation or dissolution,

–	a complete liquidation or dissolution of the Bank, or

–	the sale or other disposition of all or substantially all our assets, other than to an entity with respect to which immediately following such sale or other disposition, more than 50% of, respectively, the then-outstanding shares of common stock of such corporation, and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of our outstanding common stock, and our outstanding voting securities immediately prior to such sale or other disposition, in substantially the same proportions as their ownership, immediately prior to such sale or disposition, of our outstanding common stock and our outstanding securities, as the case may be.

•	Notwithstanding the foregoing, if Section 409A of the Internal Revenue Code would apply to any payment or right arising under the change in control agreements as a result of a change in control as described above, then with respect to such right or payment the only events that would constitute a change in control will be deemed to be those events that would constitute a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company in accordance with Section 409A.

The change in control payments are due in the event that we terminate Mr. Foshee or Mr. Pouncey without “cause” (as such term is defined in the agreements) any time within two years after a change in control. In addition, the change of control payment is triggered in the event that Mr. Foshee or Mr. Pouncey terminates his employment any time within two years after a change in control for any of the following reasons: (i) they are assigned to duties or responsibilities that are materially inconsistent with their position, duties, responsibilities or status immediately preceding such change in control, or a change in their reporting responsibilities or titles in effect at such time resulting in a reduction of their responsibilities or position; (ii) the reduction of their base salary or, to the extent such has been established by the board of directors or its Compensation Committee, target bonus (including any deferred portions thereof) or substantial reduction in their level of benefits or supplemental compensation from those in effect immediately preceding such change in control; or (iii) their transfer to a location requiring a change in residence or a material increase in the amount of travel normally required of them in connection with their employment.

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In addition to the cash payments set forth in the change in control agreements, any incentive stock options and restricted stock awards granted to the affected employee will immediately vest upon a change in control.

Estimated Payments upon a Termination or Change in Control

Under the agreements, Mr. Foshee is entitled to a change in control payment equal to two times his annual base salary at the time of the change in control and Mr. Pouncey is entitled to a change in control payment equal to one times his annual base salary at the time of the change in control. Assuming that we had a change in control as of December 31, 2013, as defined in both the change in control agreements above, and assuming further that each of the requisite triggering events had occurred as of such date, then we would have had to pay cash payments of $440,000 to Mr. Foshee and $255,000 to Mr. Pouncey, each in a lump sum payment within 30 days of their respective termination.

Furthermore, assuming we had a change in control as of December 31, 2013, as defined in either of our stock incentive plans, and further assuming that the value of the stock as of that date was $41.50 per share (the most recent sale price), then each of the named executive officers would become immediately vested in their unvested incentive stock options as of such date equal to the following value based upon the difference between $41.50 per share and their respective exercise prices per share for such shares: (i) Thomas A. Broughton III — $296,500, (ii) William M. Foshee - $152,500, and (iii) Clarence C. Pouncey, III - $152,500.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

As of December 31, 2013, there was no person (including any group) who is known to us to be the beneficial owner of more than 5% of our common stock.

Security Ownership of Management

The following table sets forth the beneficial ownership of our common stock as of March 10, 2014 by: (i) each of our directors; (ii) our named executive officers; and (iii) all of our directors and our executive officers as a group. Except as otherwise indicated, each person listed below has sole voting and investment power with respect to all shares shown to be beneficially owned by him except to the extent that such power is shared by a spouse under applicable law. The information provided in the table is based on our records, information filed with the SEC and information provided to the Company.

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Name and Address of Beneficial Owner(l)	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Common Stock (%)(2)
Thomas A. Broughton III	206,852	(3)(4)	2.79%
Stanley M. Brock	145,750	(3)(5)	1.96%
Michael D. Fuller	145,002	(3)(6)	1.95%
James J. Filler	195,252	(3)	2.63%
J. Richard Cashio	116,662	(3)(7)	1.57%
Hatton C. V. Smith	58,499	(3)	*
William M. Foshee	70,992	(8)	*
Clarence C. Pouncey III	126,287	(9)	1.69%
All directors and executive officers as a group (8 persons)	1,065,296	(10)	14.26%

*	Owns less than 1% of outstanding common stock.

(1)	The addresses for all above listed individuals is 850 Shades Creek Parkway, Suite 200, Birmingham, Alabama 35209.

(2)	Except as otherwise noted herein, the percentage is determined on the basis of 7,420,812 shares of our common stock outstanding plus securities deemed outstanding pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under Rule 13d-3, a person is deemed to be a beneficial owner of any security owned by certain family members and any security of which that person has the right to acquire beneficial ownership within 60 days, including, without limitation, shares of our common stock subject to currently exercisable options.

(3)	Does not include an option granted to each director on November 28, 2011 to purchase 10,000 shares of common stock for $30.00 per share which vests 100% after five years.

(4)	Includes 800 shares owned by an adult child for whom Mr. Broughton provides all support. Does not include an option granted to Mr. Broughton on January 19, 2011 to purchase 11,000 shares of common stock for $25.00 per share which vests 100% after five years. Does not include 8,166 shares owned by his spouse and 1,900 shares owned by each of his two stepchildren. Mr. Broughton disclaims beneficial ownership of such shares. Mr. Broughton has pledged 27,000 shares to Business First Bank, Baton Rouge, as security for a line of credit.

(5)	Includes 11,250 shares of common stock owned by one of Mr. Brock’s children, as to which Mr. Brock may still be deemed to be the beneficial owner. Mr. Brock disclaims beneficial ownership of all shares not directly owned by him.

(6)	Does not include 4,000 shares held by Mr. Fuller’s spouse. Mr. Fuller disclaims beneficial ownership of such shares. Includes 145,000 shares held by Tyrol, Inc., which is owned by Mr. Fuller’s adult children. Mr. Fuller disclaims beneficial ownership of such shares. Mr. Fuller has pledged 145,000 shares held by Tyrol, Inc. to the Bank, as security for a loan.

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(7)	Includes 3,792 shares owned by Mr. Cashio’s daughter for whom Mr. Cashio provides all support. Mr. Cashio disclaims beneficial ownership of such shares. Mr. Cashio has placed 87,922 shares in a margin account.

(8)	Includes 1,000 shares obtainable within 60 days pursuant to an option granted to Mr. Foshee on February 16, 2010 to purchase 5,000 shares at $25.00 per share which vests 1,000 shares on February 16, 2014 and 4,000 shares on February 16, 2015. Does not include an option granted on January 19, 2011 to purchase up to 2,500 shares of common stock for $25.00 per share which vests 100% on January 19, 2016, or an option to purchase 2,500 shares of common stock for $30.00 per share granted on February 21, 2012, which vests 100% on February 21, 2017. Mr. Foshee has pledged 36,662 shares to First National Bankers Bank.

(9)	Includes 50,000 shares of common stock obtainable within 60 days pursuant to an option granted to Mr. Pouncey on April 20, 2006 to purchase up to 50,000 shares of common stock for $11.00 per share, which vests at 9,000 shares per year beginning on April 20, 2009 and 5,000 shares on April 20, 2014. Includes 4,620 shares beneficially owned by Mr. Pouncey’s wife through a limited liability company. Does not include 333 shares owned by Mr. Pouncey’s daughter. Mr. Pouncey disclaims beneficial ownership of such shares.

(10)	Includes 51,000 shares obtainable within 60 days pursuant to the exercise of outstanding options or warrants.

PROPOSAL 2:
RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014

Subject to the ratification by our stockholders, our board of directors intends to engage KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

The submission of this matter for ratification by stockholders is not legally required; however, our board of directors believes that such submission is consistent with best practices in corporate governance and is an opportunity for stockholders to provide direct feedback to the directors on an important issue of corporate governance. A majority of the total votes cast at the Annual Meeting, either in person or by proxy, will be required for the ratification of the appointment of the independent registered public accounting firm. If our stockholders do not ratify the selection of KPMG LLP, the appointment of the independent registered public account firm will be reconsidered by the Audit Committee and the board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our consolidated balance sheet as of December 31, 2013, and the related consolidated statements of income, comprehensive income, stockholders’ equity and cash flows for the year ended December 31, 2013 have been audited by KPMG LLP, our independent registered public accounting firm, as stated in their report appearing in our 2013 Annual Report on Form 10-K. KPMG LLP was initially engaged as our independent registered public accounting firm on May 20, 2011. Representatives of KPMG LLP are expected to be in attendance at our Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee’s charter provides that the Audit Committee must pre-approve services to be performed by our independent registered public accounting firm. In accordance with that requirement, the Audit Committee pre-approved the engagement of KPMG LLP pursuant to which it provided the audit and audit-related services described below for the fiscal year ended December 31, 2013. One hundred percent of the fees set forth below were pre-approved by the Audit Committee.

	2013	2012
(1) Audit fees	$287,800	$145,914
(2) Audit-related fees	$24,196	$44,105
(3) Tax fees	$10,311	$0
(4) All other fees	$0	$0

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the board of directors of ServisFirst Bancshares, Inc. has reviewed and discussed the audited consolidated financial statements of the Company and its subsidiary, ServisFirst Bank, with management of the Company and KPMG LLP, independent registered public accountants for the Company for the year ended December 31, 2013. Management represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Audit Committee has discussed with KPMG LLP the matters required to be discussed by PCAOB Auditing Standard No. 16, “Communications with Audit Committees.” The Audit Committee has received the written disclosures and confirming letter from KPMG LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with KPMG LLP their independence from the Company.

Based on these reviews and discussions with management of the Company and KPMG LLP referred to above, the Audit Committee has recommended to our board of directors that the audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2013 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

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This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this Proxy Statement.

Submitted by the Audit Committee:

Michael D. Fuller, Chairman
J. Richard Cashio
Stanley M. Brock

PROPOSAL 3:
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2009 STOCK INCENTIVE PLAN

In April 2009, our stockholders approved the 2009 Stock Incentive Plan. The Board of Directors has determined that it is in the best interests of the Company to amend and restate the 2009 Stock Incentive Plan in certain respects, including an amendment to increase the number of authorized shares. As amended and restated, the 2009 Stock Incentive Plan provides for the granting to employees, officers and directors of the Company and its subsidiaries of stock appreciation rights (“SARs”), restricted stock, stock options, and performance shares.

Proposal

On March 17, 2014, the board of directors adopted, subject to stockholder approval, an amendment and restatement of our 2009 Stock Incentive Plan (the “Amended Stock Incentive Plan”) (i) to add 500,000 shares to the number of shares authorized for issuance under the Amended Stock Incentive Plan, (ii) to cap the maximum number of shares which may be awarded to a participant in any fiscal year pursuant to stock options or SARs at 50,000 shares, (iii) to provide that, to the extent incentive stock options become exercisable in amounts exceeding $100,000 in value in any calendar year or otherwise fail to qualify as incentive stock options, the overage or the portion that does not so qualify shall be treated as non-qualified options, (iv) to impose certain limitations on the valuation of SARs, (v) to specify the performance goals which may be used when making performance-based awards, (vi) to clarify that incentive stock options are only transferrable in defined circumstances, and (vii) to clarify that no action may be taken to lower the grant or exercise price of a nonqualified option or SAR to an amount below fair market value without stockholder approval. When added to the remaining shares available for issuance under the 2009 Stock Incentive Plan as of December 31, 2013, the increase in authorized shares will result in a total of 717,670 shares being available for future issuances under the Amended Stock Incentive Plan.

If approved by the stockholders, the proposed amendment and restatement will be effective with respect to awards made under the Amended Stock Incentive Plan on and after April 24, 2014. The amendments will not be effective with respect to awards granted prior to that date.

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In addition, the Company is required to periodically resubmit the Amended Stock Incentive Plan for stockholder approval so that the Amended Stock Incentive Plan may continue to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which provides the Company with an exception from the $1 million limitation on its federal income tax deduction for certain compensation paid under the Amended Stock Incentive Plan (as described in more detail below) otherwise imposed by Section 162(m). Stockholder approval is also required for purposes of qualifying certain options issued under the plan as incentive stock options. A vote to approve the Amended Stock Incentive Plan will also constitute approval of the performance conditions and material terms of the Amended Stock Incentive Plan for purposes of Section 162(m) of the Code and reapproval of the Amended Stock Incentive Plan for purposes of Section 422(b)(2) of the Code.

The board of directors believes that the approval of the Amended Stock Incentive Plan is in the best interests of the Company and its stockholders, as the availability of an adequate number of shares for issuance under the Amended Stock Incentive Plan and the ability to grant stock incentives is an important factor in attracting, motivating and retaining qualified personnel essential to the success of the Company.

Summary of the Amended Stock Incentive Plan

The following summary of the Amended Stock Incentive Plan does not contain all of the terms and conditions of the Amended Stock Incentive Plan and is qualified in its entirety by the specific language of the Amended Stock Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

General

Purposes. The purpose of the Amended Stock Incentive Plan is to further the growth and development of the Company and its direct and indirect subsidiaries by encouraging selected employees, directors, consultants, agents, independent contractors and other persons who contribute materially to the success of the Company with a means to obtain a proprietary interest in the Company through the ownership of stock or performance-based incentives.

Administration. The Amended Stock Incentive Plan is administered by the Compensation Committee, which shall be composed of not fewer than two non-employee members of the board of directors. Subject to the provisions of the Amended Stock Incentive Plan, the Certificate of Incorporation and the Bylaws of the Company, the Compensation Committee has the exclusive power to (i) determine the types of awards to be granted, (ii) designate the persons who are to be participants in the Amended Stock Incentive Plan, (iii) determine the award to be made to each participant, (iii) determine the conditions under which such awards will become payable, (iv) under certain circumstances, modify, amend or extend outstanding awards and (v) establish the objectives and conditions for earning awards and determining whether awards will be paid after the end of a performance period. The Compensation Committee also has full power to administer and interpret the terms of the Amended Stock Incentive Plan.

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Termination, Amendment and Modification. The board of directors or the Compensation Committee may at any time and from time to time alter, amend, suspend or terminate the Amended Stock Incentive Plan without further stockholder approval. However,(i) without stockholder approval as required by law, no action may be taken (a) which materially changes the terms of incentive stock options or (b) which lowers the grant or exercise price of a nonqualified stock option or SAR below fair market value, and (ii) no action taken with respect to the Amended Stock Incentive Plan shall alter or impair any award previously granted a participant under the Amended Stock Incentive Plan without the written consent of such participant except to the extent such action is required by statute, or rules and regulations promulgated thereunder.

Type of Awards

Stock Options. The Amended Stock Incentive Plan provides for the granting of both incentive stock options within the meaning of Section 422 of the Code and nonqualified stock options. The Compensation Committee will (a) determine and designate from time to time those participants to whom options are to be granted, (b) determine the number of shares subject to each option, (c) authorize the granting of incentive stock options, nonqualified stock options, or a combination thereof and (d) determine the time or times when each option shall become exercisable and the duration of the exercise period.

Stock options will be granted at an exercise price that is not less than 100% of the fair market value of the shares of common stock subject to such stock options at the time of grant (or, in the case of incentive stock options granted to stockholders which own more than 10% of the common stock outstanding, not less than 110% of the fair market value. The purchase price of the shares as to which a stock option shall be exercised shall be paid to the Company at the time of exercise either (i) in cash or (ii) in stock already owned by the participant having a total fair market value equal to the purchase price except as otherwise determined by the Compensation Committee prior to exercise of the option.

With respect to the grant of incentive stock options, the Amended Stock Incentive Plan contains certain additional provisions and restrictions consistent with those of the Code.

Stock Appreciation Rights (SARs).         SARs may be granted under the Amended Stock Incentive Plan in connection all or any part of nonqualified stock options, or independent of the grant of nonqualified stock options. SARs permit the recipient to receive an amount determinable in relation to any increase in fair market value of common stock between the date of grant and the date of exercise. The amount awardable upon exercise of a SAR for each share covered by the exercise is equal to the difference between the exercise price and the fair market value of the share of common stock on the date of exercise. The Compensation Committee has discretion to establish the terms of a SAR award at the time of grant, including the method of exercise, method of settlement, form of consideration payable in settlement and any other terms and conditions of the award; provided, however that the exercise price of a SAR shall not be less than the fair market value of the underlying common stock on the date the SAR is granted. The aggregate amount due on exercise of a SAR may be paid wholly or partly in cash or in common stock, in the discretion of the Compensation Committee.

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Restricted Stock. The Amended Stock Incentive Plan provides for the grant of restricted stock. No shares of restricted stock may be sold or pledged until the restrictions on such shares have lapsed or have been removed, and the certificates representing such shares of common stock remain in the custody of the Company until the restrictions are satisfied. The terms determinable by the Compensation Committee in each award of restricted stock include the number of shares, the price, if any, to be paid by the participant, the time within which the award may be subject to forfeiture, the nature of the restrictions (including performance goals, if any) and the circumstances upon with restrictions will lapse. The Compensation Committee may, in its sole discretion, require the automatic deferral of dividends or reinvestment of dividends for the purchase of additional shares of restricted stock during the restricted period. During the restricted period, the participant shall have the right to vote such shares of restricted stock.

Performance Awards. The Amended Stock Incentive Plan also provides for the grant of awards in the form of performance shares and performance units. A performance award will vest and become payable to and/or exercisable by a participant upon achievement during a specified performance period of performance goals established by the Compensation Committee. The Compensation Committee may establish performance goals using one or more of the following criteria: (i) interest income or interest income growth; (ii) net interest income or net interest income growth; (iii) net interest margin or net interest margin improvements; (iv) non-interest income or non-interest income growth; (v) reductions in non-interest expense or improvements in the Company’s efficiency ratio; (vi) reductions in non-accrual loans or other problem assets; (vii) earnings before income taxes; (viii) net income; (ix) per share earnings; (x) increases in core deposits, either in absolute dollars or as a percentage of total deposits, or both; (xi) return on average equity; (xii) total stockholder return; (xiii) share price performance; (xiv) return on average assets or on various categories of assets; (xv) comparisons of selected Company performance metrics, including any of the metrics set forth in the preceding clauses, to the comparable metrics of a selected peer group of banking institutions or a stock index, as applicable; (xvi) individualized business or performance objections established for a participant; or (xvii) any combination of the foregoing. Performance goals shall be established by the Compensation Committee not later than ninety (90) days after the commencement of a performance period, and the Compensation Committee shall not have discretion to increase the amount of compensation payable following attainment of the performance goals. The value of a performance share award shall be the fair market value of a share of common stock at the date of the award. The Compensation Committee, in its discretion, may also grant dividend equivalent rights with respect to earned but unpaid performance awards; however, performance share awards shall have no voting rights until paid in shares of common stock.

Performance awards may be paid in cash or in shares of common stock of equivalent value. Payment for performance awards shall be made as promptly as possible following determination by the Compensation Committee that payment has been earned; provided that any such payment shall be made no later than March 15th of the year following the year in which the performance award is earned.

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Effect of Termination of Employment or Service

Stock Options and SARs. If a participant’s employment or service with the Company or a subsidiary terminates for any reason other than death, disability, retirement or a change in control, the stock option or SAR shall expire on the earlier of (i) the last day of the term of the stock option or SAR or (ii) the date that is three months after the date of termination. Upon termination of employment by reason of death, disability or retirement, the stock option or SAR shall expire on the earlier of (w) the last day of the term of the stock option or SAR or (x) the first anniversary of the termination. An installment of a participant’s stock option or SAR shall not become exercisable on the otherwise applicable vesting date of such award if the participant’s termination occurs on or before such vesting date; provided, however, that stock options and SARs shall become fully and immediately exercisable upon (y) the death or disability of the participant or (z) the occurrence of a change in control. If the Compensation Committee determines that a participant has committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty or other bad act, the participant shall not be entitled to exercise or receive payment for any award of stock options or SARs.

Restricted Stock. If a participant’s date of termination occurs during the restricted period set forth in the award agreement, then the participant shall forfeit the restricted stock as of the date of termination; provided, however, that if termination is due to the participant’s death, disability or change in control, all unvested shares of restricted stock shall vest, free of all restrictions otherwise imposed by the Amended Stock Incentive Plan. If the Compensation Committee determines that a participant has committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty or other bad act, the participant shall not be entitled to exercise or receive payment for any award of restricted stock.

Performance Awards. If a participant’s employment or service with the Company terminates during any performance period due to death, disability or retirement, the participant shall be entitled to receive the prorated value of a performance award, determined at the end of the performance period and based on the ratio of the number of days the participant is employed during the performance period to the total number of days in the performance period, subject to certification by the Compensation Committee. If a change in control occurs during the performance period, and the participant’s date of termination does not occur before the change in control date, the participant shall be entitled to receive the performance award that would have been earned in accordance with the terms of the award as if 100% of the performance goals had been achieved, but prorated based upon the number of days the participant is employed during the performance period through the date of the change in control to the total number of days in the performance period, subject to certification by the Compensation Committee. If the Compensation Committee determines that a participant has committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty or other bad act, the participant shall not be entitled to exercise or receive payment for any performance award.

Change in Control. For purposes of the Amended Stock Incentive Plan, a “change in control” shall mean any of the following events:

•	acquisition by a person or a group of beneficial ownership of securities representing more than 50% of the combined voting power in the election of directors of the then-outstanding securities of the Company;

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•	during any period of two consecutive years or less, the individuals who at the beginning of such period constituted a majority of the board of directors cease, for any reason other than death, disability or retirement, to constitute a majority of the board of directors, unless the election of or nomination for election of each new director during such period was approved by a vote of at least a majority of the directors still in office who were directors at the beginning of the period;
•	approval by the stockholders of any sale or disposition of substantially all of the assets or earning power of the Company; or
•	approval by the stockholders of any merger, consolidation or statutory share exchange to which the Company is a party and as a result of which the persons who were stockholders of the Company immediately prior to such transaction shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation;

provided, however, that no such change in control shall be deemed to have occurred if, prior to such event, the board of directors by a vote of 75% determines that the event not be treated as a change in control.

Section 162(m) of the Code

Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation of more than $1 million paid in any year (not including amounts deferred) to a corporation’s chief executive officer and the three most highly compensated executive officers other than the chief executive officer (“covered employees”). However, compensation paid by the Company that is “qualified performance-based compensation” under Section 162(m) may be excepted from the $1 million limitation. The Plan Committee may make awards of restricted stock, in addition to awards of performance shares, utilizing the performance measures discussed above under the subheading “Performance Shares”, thereby allowing those awards to qualify for the “qualified performance-based compensation” exception under Section 162(m) of the Code. Stock option awards qualify as “qualified performance-based compensation” when awarded by the Plan Committee since all options are valued at the fair market value of the stock on the date of grant and the Stock Incentive Plan limits the maximum number of options which may be received by any single participant during a single fiscal year. If the provisions of the Stock Incentive Plan required to be approved by the stockholders under Section 162(m) in order for awards under the Stock Incentive Plan to constitute “qualified performance-based compensation” were to be materially modified by the Board of Directors without further stockholder approval, as is permitted by the Stock Incentive Plan, then certain awards under the Stock Incentive Plan might not thereafter constitute “qualified performance-based compensation” and could be subject to the limit on deduction for compensation under Section 162(m).

Withholding for Payment of Taxes

The Amended Stock Incentive Plan provides for the withholding from, and payment by, a participant of the employee’s share of any payroll or withholding taxes required by applicable federal, state or local law. The Amended Stock Incentive Plan permits a participant to satisfy such requirement, with the approval of the Compensation Committee, by surrender of shares of common stock which the participant already owns or by having the Company withhold from the participant a number of shares of common stock otherwise issuable under the award, in each case having a fair market value equal to the amount of the applicable payroll and withholding taxes.

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Changes in Capitalization and Similar Changes; Lapses or Forfeitures of Awards

In the event of any change in the outstanding shares of common stock by reason of any stock dividend, recapitalization, stock split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, the aggregate number of shares of common stock with respect to which awards may be made under the Amended Stock Incentive Plan, and the terms, types of shares and number of shares of any outstanding awards under the Amended Stock Incentive Plan will be equitably adjusted. If any award is forfeited, or if any stock option terminates, expires or lapses without being exercised, shares of common stock subject to such awards will again be available for future grant.

Federal Income Tax Treatment

Incentive Stock Options. Incentive stock options granted under the Amended Stock Incentive Plan will be subject to the applicable provisions of the Code, including Section 422, Federal Income Tax Regulations and other administrative guidance issued thereunder. If shares of common stock are issued to a participant upon the exercise of an incentive stock option, no income will be recognized by the participant at the time of the grant of the incentive stock option, and if no disposition of such shares is made by such participant within one year after the exercise of the incentive stock option or within two years after the date the incentive stock option was granted (a “disqualifying disposition”), then (i) no income, for regular income tax purposes, will be realized by the participant at the date of exercise, (ii) upon sale of the shares acquired by exercise of the incentive stock option, any amount realized in excess of the option price will be taxable to the participant, for federal income tax purposes, as a long-term capital gain and any loss sustained will be a long-term capital loss, and (iii) no deduction will be allowed to the Company for federal income tax purposes. If a “disqualifying disposition” of such shares is made, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares purchased at the time of exercise over the option price (the “bargain purchase element”) and the Company will be entitled to a federal income tax deduction equal to such amount. The amount of any gain in excess of the bargain purchase element realized upon a “disqualifying disposition” will be taxable as capital gain to the holder (for which the Company will not be entitled a federal income tax deduction). Upon exercise of an incentive stock option, the participant may be subject to alternative minimum tax. Under current law, income realized upon the exercise of incentive stock options does not constitute “wages” for purposes of the Federal Insurance Contribution Act (FICA) or the Federal Unemployment Tax Act (FUTA).

Nonqualified Stock Options. With respect to nonqualified stock options granted to participants under the Amended Stock Incentive Plan, (i) no income is realized by the participant at the time the nonqualified stock option is granted, (ii) at exercise, ordinary income is realized by the participant in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, such amount is treated as compensation and is subject to both income and wage tax withholding, and the Company may claim a tax deduction for the same amount, and (iii) on disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on the holding period.

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SARs. The amount of cash or the fair market value of any shares of common stock received with respect to a SAR is includible in gross income as compensation in the year a participant actually exercises a SAR. Such income will be subject to wage and income tax withholding.

Restricted Stock. Unless the recipient makes an election under Section 83(b) of the Code, the recipient will recognize ordinary income in an amount equal to the fair market value of the shares upon becoming entitled to receive shares at the end of the applicable restriction period without forfeiture. Delivery of the shares will be subject to both income and wage tax withholding. The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary compensation income to the recipient. The foregoing treatment will not apply if the recipient makes a Section 83(b) election within 30 days of receiving the restricted stock. Instead, the recipient will include in gross income as compensation for the taxable year in which the restricted stock is received an amount equal to the excess of the fair market value of the restricted stock at that time over the amount (if any) paid for the restricted stock. If restricted stock for which a Section 83(b) election has been made is subsequently forfeited, no deduction will be allowed in respect of such forfeiture.

Performance Awards. Performance shares granted under the Amended Stock Incentive Plan will be subject to the applicable provisions of the Code, including Section 83, the Federal Income Tax Regulations and other administrative guidance issued thereunder. Participants who receive grants of performance shares (i) will not recognize any taxable income at the time of the grant and (ii) upon settlement of the performance shares, the participant will realize ordinary compensation income in an amount equal to the cash and the fair market value of any shares of Company common stock received. The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary compensation income to the participant. The settlement of performance shares will be subject to wage and income tax withholding.

Participation in the Amended Stock Incentive Plan

The grant of performance shares, stock options and restricted stock under the Amended Stock Incentive Plan to employees, including officers, is subject to the discretion of the Compensation Committee. The Amended Stock Incentive Plan limits the maximum aggregate number of shares of stock represented by awards to a single participant during any one fiscal year on or after April 24, 2014 to 50,000 shares. Our named executive officers did not receive any share awards during fiscal 2013, and all other employees as a group received a total of 106,000 share awards during fiscal 2013. The following table sets forth information with respect to the grant of performance awards, stock options and restricted stock pursuant to the Amended Stock Incentive Plan to our named executive officers, to all current directors as a group, and to all other employees as a group on during fiscal 2013. As of the date of this proxy statement, no awards have been made to any of our executive officers during 2014.

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New Plan Benefits

Name of Individual and Position	Dollar Value($)(1)	Number of Securities Underlying Performance Share Awards	Number of Securities Underlying Restricted Stock Awards	Number of Securities Underlying Options Granted	Option Exercise Price ($ per share)
Broughton III, Thomas A. President and Chief Executive Officer	-	-	-	-	-
Pouncey III, Clarence C. EVP and Chief Operating Officer	-	-	-	-	-
Foshee, William M. EVP and Chief Financial Officer	-	-	-	-	-
All current executive officers as a group (3 persons)	-	-	-	-	-
Non-executive directors as a group (5 person)	-	-	-	-	-
All other employees as a group	$2,128,300	-	46,000	60,000		(2)

(1)	The amounts listed in this column reflect grant date fair value.

(2)	25,000 options were granted with an exercise price of $33 per share, and 35,000 options were grated with an exercise price of $41.50 per share.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy by stockholders entitled to vote on the matter is required to approve the Amended Stock Incentive Plan, which vote shall also constitute approval of the Amended Stock Incentive Plan for purposes of Section 162(m) of the Code and reapproval of the Amended Stock Incentive Plan for purposes of Section 422(b)(2) of the Code.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2009 STOCK INCENTIVE PLAN.

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EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about our common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans and arrangements as of December 31, 2013:

Plan Category	Number of securities issued/to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation awards plans approved by security holders	806,500	$24.15	217,670
Equity compensation awards plans not approved by security holders	48,300	17.59	-
	854,800	$23.77	217,670

A description of our equity compensation plans is included on page 22 of this Proxy Statement and in Note 14 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013.

PROPOSAL 4:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) included a provision that requires publicly-traded companies to hold an advisory, or non-binding, stockholder vote to approve or disapprove the compensation of executive officers. Consistent with that requirement, we are conducting an advisory vote on the compensation of the executive officers named in this proxy statement. The compensation of our executive officers is disclosed in this Proxy Statement under the headings “Executive Compensation” and “Compensation Discussion and Analysis” above in accordance with rules and regulations of the SEC.

We believe that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by us and the Bank, and which aligns executives’ interests with those of our stockholders by rewarding performance, with the ultimate objective of improving stockholder value. As a stockholder, you have the opportunity to endorse or not endorse our executive compensation program and policies through an advisory vote, commonly known as a “Say on Pay” vote, on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed herein pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.

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This vote is intended to address the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement. This vote is advisory and therefore not binding on the Company, the Compensation Committee or the board. The board and the Compensation Committee value the opinions of stockholders and will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION APPROVING THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

STOCKHOLDER PROPOSALS

Under Exchange Act Rule 14a-8, any stockholder desiring to submit a proposal for inclusion in our proxy materials for our 2015 Annual Meeting of Stockholders must provide the Company with a written copy of that proposal by no later than November 19, 2014, which is 120 days before the first anniversary of the date on which the Company’s proxy materials for 2014 were first released. However, if the date of our Annual Meeting in 2015 changes by more than 30 days from the date of our 2014 Annual Meeting, then the deadline would be a reasonable time before we begin distributing our proxy materials for our 2015 Annual Meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are governed by the Exchange Act and the rules of the SEC thereunder and other laws and regulations, to which interested stockholders should refer.

If a stockholder desires to bring other business before the 2015 Annual Meeting without including such proposal in the Company’s proxy statement, the stockholder must notify the Company in writing on or before February 2, 2015.

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GENERAL INFORMATION

As of the date of this Proxy Statement, the board of directors does not know of any other business to be presented for consideration or action at the Annual Meeting, other than that stated in the notice of the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in their best judgment.

By Order of the Board of Directors

SERVISFIRST BANCSHARES, INC.

William M. Foshee
Secretary and Chief Financial Officer

Birmingham, Alabama
March 19, 2014

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APPENDIX A

SERVISFIRST BANCSHARES, INC. AMENDED AND RESTATED 2009 STOCK INCENTIVE PLAN

1.          Establishment, Purpose and Duration of the Plan.

(a)          Establishment and Purpose. ServisFirst Bancshares, Inc., a Delaware corporation (the “Company”), has previously established and currently maintains an incentive compensation plan known as the “ServisFirst Bancshares, Inc. 2009 Stock Incentive Plan.” The Company is amending and restating the “ServisFirst Bancshares, Inc. 2009 Stock Incentive Plan” as the “ServisFirst Bancshares, Inc. Amended and Restated 2009 Stock Incentive Plan” (the “Plan”), as set forth herein. The purpose of the Plan is to further the growth and development of the Company and its direct and indirect subsidiaries (each, a “Subsidiary” and collectively, “Subsidiaries”) by encouraging selected employees, directors, consultants, agents, independent contractors and other persons who contribute or are expected to contribute materially to the Company's success (collectively, “Participants”) to obtain a proprietary interest in the Company through the ownership of stock or receipt of performance-based incentives, thereby providing such persons with added incentives to promote the best interests of the Company and affording the Company a means of attracting to its service persons of outstanding ability. Notwithstanding any contrary provision hereof, no Award (as defined in Section 2 below) may be made to any Participant if such Award would cause this Plan to cease to be an “employee benefit plan,” as such term is defined in Rule 405 under the Securities Act of 1933, and any such Award shall be void and of no effect.

(b)          Effective Date and Duration. The Plan was originally made effective on March 26, 2009, the date of its adoption by the Board of Directors of the Company. The Board’s adoption of amendments to the Plan that require shareholder approval for effectiveness and approval of such amendments by the shareholders of the Company, shall be deemed to be a re-adoption by the Board and re-approval by the shareholders of the Plan for the purposes of Code Section 422(b)(2). The Plan is amended and restated effective April 24, 2014, subject to receipt of stockholder approval, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to the provisions hereof, until all shares of Common Stock of the Company subject to the Plan have been purchased or acquired pursuant to the provisions hereof.

2.          Stock Subject to the Plan. An aggregate of 925,000 shares of the Company's Common Stock, par value $.001 per share (the “Common Stock”), shall be reserved for issuance under the Plan pursuant to the exercise of Options (as defined in Section 5 hereof), SARs (as defined in Section 6(a) hereof), Restricted Stock (as defined in Section 6(b) hereof), or Performance Shares (as defined in Section 6(c) hereof) (such Options, SARS, Restricted Stock and Performance Shares are hereinafter collectively referred to as “Awards”). Such shares of Common Stock may be, in whole or in part, authorized but unissued shares or issued shares that have been reacquired by the Company. If, for any reason, an Option or SAR shall lapse, expire or terminate without having been exercised in full, or if Restricted Stock or Performance Shares are forfeited, the unused shares of Common Stock covered by such Option, Restricted Stock or Performance Shares, or the number of shares of Common Stock upon which the SAR is based, shall again be available for Awards under the Plan. The maximum number of shares of Common Stock with respect to which Options or SARs may be granted to a Participant during any Company fiscal year is 50,000.

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3.          Adjustments Upon Changes in Capitalization. If at any time after the date of grant of an Award, the Company shall by stock dividend, split-up, combination, reclassification or exchange, or through merger, consolidation or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares available for grant under the Plan or subject to outstanding Awards and, with respect to an Award, the price thereof, as applicable, shall be appropriately adjusted by the Compensation Committee (as defined in Section 4(a) hereof), in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of shares of Common Stock subject to any Award shall always be a whole number and any adjustment shall be made in accordance with the requirements under Internal Revenue Code (“Code”) Sections 83, 409A, 422, and 424, as applicable.

4.          Administration.

(a)          Administration by Compensation Committee. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (“Compensation Committee”). The Compensation Committee shall be composed of at least two non-employee directors, in accordance with Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934 (“Exchange Act”), or any successor rule thereto.

(b)          Powers of Compensation Committee. The Compensation Committee shall administer the Plan and, subject to the provisions of the Plan and of the Certificate of Incorporation and Bylaws of the Company, shall have sole authority in its discretion to determine the types of Awards to be granted, the persons to whom, and the time or times at which, Awards shall be granted, and the terms, conditions, and provisions of, and restrictions relating to, each Award, including, without limitation, vesting provisions, and applicable performance criteria. In making such determinations, the Compensation Committee may take into account the nature of the services rendered by such Participants, their present and potential contributions to the Company's success and such other factors as the Compensation Committee in its sole discretion may deem relevant. The Compensation Committee shall also have the authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating thereto; to establish procedures deemed appropriate for the administration thereof; and to determine the terms and provisions of the respective agreements which evidence the Awards that are granted (collectively, “Award Agreements”), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive and not subject to review. All determinations and decisions made by the Compensation Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its stockholders, directors, officers, employees, Participants, and their respective estates and beneficiaries.

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(c)          Definition of “Change in Control.” For purposes of the Plan, a “Change in Control” shall mean any of the following events: (i) the acquisition at any time by a “person” or “group” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) of beneficial ownership (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities representing more than 50% of the combined voting power in the election of directors of the then-outstanding securities of the Company or any successor of the Company; (ii) during any period of two consecutive years or less, the individuals who at the beginning of such period constituted a majority of the Board of Directors cease, for any reason other than death, disability or retirement, to constitute a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of at least a majority of the directors still in office who were directors at the beginning of the period; (iii) approval by the stockholders of the Company of any sale or disposition of substantially all of the assets or earning power of the Company; or (iv) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange to which the Company is a party and as a result of which the persons who were stockholders of the Company immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation; provided, however, that no Change in Control shall be deemed to have occurred if, prior to such time as a Change in Control would otherwise be deemed to have occurred in accordance with the foregoing, the Board of Directors, by vote of at least 75% of the entire membership of the Board of Directors, determines that the event otherwise qualifying as a Change in Control shall not be treated as a Change in Control hereunder. Each determination concerning whether an event constitutes a Change in Control under an Award Agreement shall be made in a consistent manner as to the particular event with respect to all Award Agreements of all Participants in effect at the time of the event.

5.           Options.

(a)          General. The Company may grant options to purchase shares of Common Stock (“Options”) subject to the provisions of this Plan and the applicable Award Agreement. The Compensation Committee shall determine whether all or any portion of such Options shall be incentive stock options (“Incentive Options”) qualifying under Code Section 422, or stock options that do not so qualify (“Nonqualified Options”). Both Incentive Options and Nonqualified Options may be granted to the same person at the same time; provided, however, that each type of Option must be clearly designated, and any Option not expressly designed as an Incentive Option shall be conclusively deemed to be a Nonqualified Option. Incentive Options shall be granted within ten (10) years from the date this Plan is adopted or approved by the stockholders, whichever is earlier, including the adoption and approval of any restatement of the Plan. Incentive Options shall have a term of not more than ten (10) years from the date of grant.

(b)          Exercise of Options. The exercise of an Option shall be contingent upon the Company’s receipt from the holder thereof of a written representation that, at the time of such exercise, it is the optionee's then-present intention to acquire the shares of Common Stock subject to the Option for investment and not with a view to the distribution or resale thereof (unless a registration statement covering such shares of Common Stock shall have been declared effective by the Securities and Exchange Commission), and an Option may not be exercised for fewer than ten shares at any one time (or the remaining shares then purchasable if less than ten) and may not be exercised for fractional shares of Common Stock. No shares of Common Stock shall be issued upon exercise of an Option until full payment therefor has been made and any withholding obligations of the Company have been satisfied.

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(c)          No Rights as a Stockholder. The holder of an Option shall have none of the rights of a stockholder with respect to the shares of Common Stock purchasable upon exercise of the Option until a certificate for such shares shall have been issued to the holder upon due exercise of the Option.

(d)          Incentive Options. Incentive Options will be granted at not less than 100% of the Fair Market Value of the Common Stock subject to such Incentive Options at the time of grant. Incentive Options may be granted only to employees (including officers) of the Company or any Subsidiary; provided, however, that Incentive Options may not be granted to any person who, at the time the Incentive Option is granted, owns (or is considered as owning within the meaning of Code Section 424(d)) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (a “10% Owner”), unless at the time the Incentive Option is granted, its exercise price is at least 110% of the Fair Market Value (as defined in Section 7 hereof) of the Common Stock and such Incentive Option by its terms is not exercisable subsequent to five years from the date of grant. To the extent that the aggregate Fair Market Value (determined on the date the Award is granted) of Common Stock with respect to which Incentive Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, or such Incentive Option otherwise does not comply with the federal income tax rules governing Incentive Options, the Options or portions thereof that exceed such limit or that do not comply with such rules (according to the order in which they were granted) shall be treated as Nonqualified Options, notwithstanding any contrary provision of the applicable Option Agreements.

(e)          Nonqualified Options. Nonqualified Options may be granted to any Company employees (including employees who have been granted Incentive Options), directors, consultants, agents, independent contractors and other persons whom the Compensation Committee determines will contribute to the Company's success. Nonqualified Options shall be granted at an exercise price that is no less than the Fair Market Value of the underlying Common Stock on the date the Nonqualified Options are granted, and the number of shares of Common Stock subject to the Nonqualified Options shall be fixed on the original date of grant of the Nonqualified Options. The Nonqualified Options shall not include any feature for the deferral of compensation other than the deferral of recognition of income until the later of the exercise or disposition of the Nonqualified Options under Treasury Regulation Section 1.83-7, or the time the Common Stock acquired pursuant to the exercise of the Nonqualified Options first becomes substantially vested (as defined in Treasury Regulation Section 1.83-3(b)).

(f)          Substitute Options. Notwithstanding any other provision of this Plan, in the event that the Company or a Subsidiary consummates a transaction described in Code Section 424(a) (e.g., the acquisition of property or stock from an unrelated corporation), persons who become employees of the Company or any Subsidiary on account of such transaction may be granted Incentive Options in substitution for the options granted by such former employer. If such substitute Incentive Options are granted, the Compensation Committee, in its sole discretion, consistent with Code Section 424(a), shall determine the exercise price of such substitute Options. The Compensation Committee may also grant substitute Nonqualified Options in accordance with the requirements under Code Section 409A.

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6.           Other Awards.

(a)          SARs. The Company may grant stock appreciation rights (“SARs”), subject to the provisions of this Plan and the applicable Award Agreement. A SAR shall constitute the right of the Participant to receive an amount equal to the appreciation, if any, in the Fair Market Value of a share of Common Stock from the date of grant of such right to the date of payment. Upon exercise of the SAR, the Company shall pay such amount in cash or shares of Common Stock of equivalent value or in some combination thereof (as determined by the Compensation Committee) as soon as practicable after the date on which such election is made in accordance with the Award Agreement evidencing the SAR. Compensation payable under the SAR shall not in any case be greater than the excess of the Fair Market Value of the Common Stock on the date the SAR is exercised over an amount specified on the date of grant of the SAR (the SAR exercise price), with respect to a number of shares fixed on or before the date of grant of the right; the SAR exercise price shall never be less than the Fair Market Value of the underlying Common Stock on the date the SAR is granted; and the SAR shall not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the SAR.

(b)          Restricted Stock. The Company may grant shares of restricted Common Stock (“Restricted Stock”) under the Plan, subject to the provisions of this Plan and the applicable Award Agreement. Restricted Stock shall be subject to forfeiture provisions and such other restrictive terms and conditions as may be determined by the Compensation Committee in its sole discretion and set forth in the applicable Award Agreement pursuant to which such Restricted Stock is issued and shall not be transferable until all such restrictions and conditions (other than securities law restrictions) have been satisfied. Restricted Stock shall be issued and delivered at the time of grant or at such other time as is determined by the Compensation Committee. Certificates evidencing shares of Restricted Stock shall bear a restrictive legend referencing the risk of forfeiture and the non-transferability of such shares. The Compensation Committee may, in its sole discretion, require the automatic deferral of dividends or reinvestment of dividends for the purchase of additional shares of Restricted Stock. During the period of restriction as set forth in the Award Agreement, the Participant owning shares of Restricted Stock may exercise full voting rights with respect to such shares.

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(c)          Performance Shares. The Company may grant the right to receive shares of Common Stock subject to the attainment of performance objectives determined by the Compensation Committee in its sole discretion (“Performance Shares”), subject to the provisions of this Plan and the applicable Award Agreement. The performance goals to be met over a specified period (the “Performance Period”), the amount of payment to be made if the performance goals or other conditions are met and additional terms and conditions of the issuance of Performance Shares shall be determined by the Compensation Committee and set forth in the applicable Award Agreement. The value of a Performance Share at the time of an Award shall be the Fair Market Value of a share of Common Stock at such time. An Award of Performance Shares shall be expressed in terms of shares of Common Stock. After the completion of a Performance Period, the performance of the Company, Subsidiary, division or individual, as the case may be, shall be measured against the performance goals or other conditions, and the Compensation Committee shall determine whether all, none or a portion of an Award shall be paid. The Compensation Committee shall pay any earned Performance Shares as soon as practicable after they are earned in the form of cash, Common Stock of equivalent value or in some combination thereof (as determined by the Compensation Committee) having an aggregate Fair Market Value equal to the value of the earned Performance Shares as of the date they are earned; provided that any payment shall be made no later than March 15th of the year following the year in which the Performance Share is earned. Any Common Stock used to pay earned Performance Shares may be issued subject to any restrictions deemed appropriate by the Compensation Committee. In addition, the Compensation Committee, in its discretion, may cancel any earned Performance Shares and grant Options to the Participant which the Compensation Committee determines to be of equivalent value based on a conversion formula stated in the applicable Award Agreement. The Compensation Committee, in its discretion, may also grant dividend equivalent rights with respect to earned but unpaid Performance Shares as evidenced by the applicable Award Agreement. Performance Shares shall have no voting rights.

(d)          Performance-Based Awards. In the case of performance-based Awards that are intended to satisfy Code Section 162(m) and that are granted to participants who are "covered employees" under Code Section 162(m)(3), the applicable preestablished, objective performance goals are limited to one or more of the following: (i) interest income or interest income growth, (ii) net interest income or net interest income growth, (iii) net interest margin or net interest margin improvements, (iv) non-interest income or non-interest income growth, (v) reductions in non-interest expense or improvement in the Company’s efficiency ratio, (vi) reductions in non-accrual loans or other problem assets, (vii) earnings before income taxes, (viii) net income, (ix) per share earnings, (x) increases in core deposits, either in absolute dollars or as a percentage of total deposits, or both, (xi) return on average equity, (xii) total stockholder return, (xiii) share price performance, (xiv) return on average assets or on various categories of assets, (xv) comparisons of selected Company performance metrics, including any of the metrics set forth in the preceding clauses, to the comparable metrics of a selected peer group of banking institutions or a stock index, as applicable, (xvi) individualized business or performance objectives established for the participant, or (xvii) any combination of the foregoing. The goals will state, in an objective formula or standard, the method for computing the amount of compensation payable if the goals are attained. The objective formula or standard will preclude discretion to increase the amount of compensation payable that would otherwise be due upon attainment of the goals. Such goals shall be preestablished by the Compensation Committee not later than ninety (90) days after the commencement of the Performance Period, provided the outcome is substantially uncertain at the time the goals are established and provided that the goals are established before 25 percent of the Performance Period has elapsed.

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7.           Fair Market Value.

(a)          Periods During Which Common Stock is Publicly Traded. For purposes of the Plan, the “Fair Market Value” as of any date means (i) with respect to an Award of an Incentive Option and an Award that is intended to qualify under the “performance-based” exception set forth in Code Section 162(m), the average of the high and low sales price of a share of Common Stock on such date as reported by any national securities exchange on which the Common Stock is actively traded or, if no Common Stock is traded on such exchange on such date, then on the next preceding date on which any Common Stock was traded on such exchange; or (ii) with respect to all other Awards, the closing sales price of a share of Common Stock on such date as reported by any national securities exchange on which the Common Stock is actively traded or, if no Common Stock is traded on such exchange on such date, then on the next preceding date on which any Common Stock was traded on such exchange.

(b)          Periods During Which Common Stock is Not Publicly Traded. Notwithstanding subsection (a) above with respect to any date on which the Common Stock (or Common Stock convertible therefrom) is not listed or traded as set forth in subsection (a), above, “Fair Market Value” for a share of Common Stock as of any date of reference hereunder (the “Determination Date”) shall be determined as provided for in this subsection. First, Fair Market Value shall be as determined by the most recent appraisal conducted by a professional independent appraiser engaged by the Company for the purpose of determining Fair Market Value under the Plan, which appraisal is as of a date within twelve (12) months prior to the Determination Date. Second, if no such appraisal has been made during such prior twelve (12)-month period, Fair Market Value shall be determined by the highest of (i) the book value of the Common Stock as of the last day of the Company's fiscal year next preceding the Determination Date (provided that such stock is valued in the same manner for purposes of any nonlapse restriction applicable to the transfer of any shares of such class of stock (or any substantially similar class of stock) to the Company or any person that owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company (applying the stock attribution rules of Treas. Reg. § 1.424–1(d)), other than an arm’s length transaction involving the sale of all or substantially all of the outstanding stock of the Company, and such valuation method is used consistently for all such purposes), (ii) the average price per share of the Common Stock paid by all persons (other than Participants) during the twelve (12) months prior to the Determination Date in arms-length transactions with the Company, and (iii) the fair market value per share of the Common Stock as determined by the Compensation Committee as of the Determination Date (which, in the case of any SAR or Nonqualified Option, shall be a value determined by the reasonable application of a reasonable valuation method). Notwithstanding the preceding, in the case of the occurrence of a Change in Control involving the Company, for the period beginning with the Change in Control and extending until the one-year period following the Change in Control, Fair Market Value shall equal (x) in the case of a Change in Control involving the sale of Common Stock to an entity, person or group, the average price per share of Stock paid by the entity, person or group for the shares of Common Stock purchased by such entity, person or group in the twelve (12)-month period ending on the Change in Control date or, (y) in the case of a Change in Control involving the sale of substantially all of the assets of the Company, the amount per share of Common Stock which each holder of record of Common Stock immediately following such sale would receive as a liquidation distribution.

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(c)          Material Changes Affecting Fair Market Value. Notwithstanding subsection (b) above, if, as of any Determination Date, subsection (a) above is inapplicable and, because of material events occurring prior to the Determination Date but subsequent to an event to be used to assess Fair Market Value under subsection (b) above, the Compensation Committee believes in its sole and absolute discretion that a business development or other event has occurred indicating that the amount otherwise determined under subsection (b) above does not accurately reflect the fair market value of the Common Stock as of the Determination Date, the Compensation Committee shall have the right in its sole and absolute discretion, but not the obligation, to obtain an independent appraisal of the Common Stock as of the Determination Date, and such independent appraisal shall be conclusive to determine Fair Market Value as of the Determination Date. Pending any such determination by an independent appraiser, any payments due hereunder that require Fair Market Value assessment shall be delayed until the appraisal is complete; provided that no payment shall be made later than March 15th of the year following the year in which the payment is earned.

8.           Payment and Withholding.

(a)          Payment. Upon the exercise of an Option or Award that requires payment by a Participant to the Company, the amount due to the Company shall be paid in cash or by check payable to the order of the Company for the full purchase price of the shares of Common Stock for which such election is made. Except as otherwise determined by the Compensation Committee before the Option is exercised all or a part of the exercise price may be paid by the Participant by delivery of shares of the Company’s Common Stock owned by the Participant and acceptable to the Compensation Committee having an aggregate Fair Market Value (valued at the date of exercise) that is equal to the amount of cash that would otherwise be required.

(b)          Withholding. The Company shall have the right to deduct from all Awards paid any federal, state, local or employment taxes that the Company deems are required by law to be withheld with respect to such payments. Whenever shares of Common Stock are to be issued in satisfaction of the exercise of an Award, the Company shall have the right to require the Participant (or legal representative, as applicable) to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements or make other arrangements therefore prior to the delivery of any certificate or certificates for such shares. At the election of the Participant, and subject to such rules and limitations as may be established by the Compensation Committee from time to time, such withholding obligations may be satisfied through the surrender of shares of the Company’s Common Stock which the Participant already owns, or to which the Participant is otherwise entitled under the Plan.

9.           Non-Transferability of Awards. Except by will or pursuant to the laws of descent and distribution or as provided in an Award Agreement, no benefit provided under this Plan shall be subject to alienation, assignment or transfer by the Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), nor shall it be subject to attachment or other legal process of whatever nature, and any attempted alienation, assignment, attachment or transfer shall be void and of no effect whatsoever and, upon any such attempt, the benefit shall expire and lapse; provided, however, that an Incentive Option is not transferable other than by will or the laws of descent and distribution and is exercisable, during the Participant’s lifetime, only by the Participant. Each Participant may, from time to time, designate any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of the Participant’s death before the participant receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate. Shares of Common Stock shall be delivered only to the Participant entitled to receive the same or to the Participant's authorized legal representative. Deposit of any sum in any financial institution to the credit of any Participant (or of any person entitled to such sum pursuant to the terms of this Plan) shall constitute payment to that Participant (or such person).

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10.         Termination of Employment; Acceleration of Vesting

(a)          Options. Upon termination of employment for any reason other than death, Disability (as defined below in this subsection 10(a)), Retirement or a Change in Control, any Option held by the Participant shall expire on the earlier of (i) the last day of the term of the Option, or (ii) the date that is three months after the date of termination of such employment. Upon termination of employment by reason of death, Disability or Retirement, the Option held by such Participant shall expire on the earlier of (w) the last day of the term of the Option or (x) the date which is one year after the date of termination of such employment. Upon termination of employment by reason of a Change in Control, the Option held by such Participant shall expire on its original expiration date. The term “Disability” with respect to a Participant means physical or mental inability to perform the normal duties of his employment or engagement as determined by the Compensation Committee, after examination of the Participant by a physician, selected by the Compensation Committee; provided, however, that if such Participant fails or refuses to cooperate in such examination, the determination of his Disability shall be made by the Compensation Committee in its sole discretion. The term “Retirement” with respect to a Participant means the Participant’s termination of employment in a manner which qualifies the Participant to receive immediately payable retirement benefits under any retirement plan adopted or hereafter adopted by the Company, or which in the absence of any such retirement plan is determined by the Compensation Committee to constitute retirement.

An installment of a Participant’s Option shall not become exercisable on the otherwise applicable vesting date of such Award if the Participant’s date of termination occurs on or before such vesting date. Notwithstanding the foregoing sentence, an Option shall become fully and immediately exercisable upon (y) the death or Disability of the Participant or (z) or the occurrence of a Change of Control.

(b)          SARs. Upon termination of employment for any reason other than death, Disability, Retirement or a Change in Control, a SAR held by the Participant shall expire on the earlier of (i) the last day of the term of the Option or (ii) the date which is three months after the date of termination of such employment. Upon termination of employment by reason of death, Disability or Retirement, the SAR held by such Participant shall expire on the earlier of (w) the last day of the term of the SAR or (x) the date which is one year after the date of termination of such employment. Upon termination of employment by reason of a Change in Control, the SAR held by such Participant shall expire on its original expiration date. An installment of a SAR shall not become exercisable on the otherwise applicable vesting date if the Participant’s date of termination occurs before such vesting date. Notwithstanding the foregoing sentence, a SAR shall become fully and immediately exercisable upon (y) the death or Disability of the Participant or (z) the occurrence of a Change in Control.

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(c)          Restricted Stock. If the Participant’s date of termination of employment does not occur during the restricted period set forth in the Award Agreement (the “Restricted Period”), then, at the end of the Restricted Period, the Participant shall become vested in the shares of Restricted Stock, and shall own the shares free of all restrictions otherwise imposed. The Participant shall become vested in the shares of Restricted Stock, and become owner of the shares free of all restrictions otherwise imposed by this Agreement, prior to the end of the Restricted Period if the Participant’s date of termination of employment occurs by reason of the Participant’s death, Disability or a Change in Control. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered until the expiration of the Restricted Period or, if earlier, until the Participant is vested in the shares. Except as otherwise provided in this subsection 10(c), if the Participant’s date of termination of employment occurs prior to the end of the Restricted Period, the Participant shall forfeit the Restricted Stock as of the Participant s date of termination.

(d)          Performance Shares. If the Participant’s employment with the Company terminates during the Performance Period because of the Participant’s Retirement, Disability, or death, the Participant shall be entitled to a prorated value of the Performance Shares earned, determined at the end of the Performance Period, and based on the ratio of the number of days the Participant is employed during the Performance Period to the total number of days in the Performance Period, subject to the certification of the Compensation Committee. If a Change in Control occurs during the Performance Period, and the Participant’s date of termination does not occur before the Change in Control date, the Participant shall earn the Performance Shares that would have been earned by the Participant in accordance with the terms of the Award as if 100% of the Performance measures set forth in the Award Agreement for the Performance Period had been achieved, but prorated based on the ratio of the number of days the Participant is employed during the Performance Period through the date of the Change in Control, to the total number of days in the Performance Period, subject to the certification of the Compensation Committee.

(e)          Forfeiture by Reason of Misconduct. Notwithstanding any other provision hereof to the contrary, if the Compensation Committee determines that a Participant has committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty or deliberate disregard of any rules of the Company or any Subsidiary which results in loss, damage or injury to the Company or any Subsidiary, neither the Participant nor his representative or estate shall be entitled to exercise any Award or receive payment for an Award. In making such determination, the Compensation Committee shall act fairly and may give the Participant an opportunity to appear before the Compensation Committee and present evidence on his behalf.

(f)          Non-Employee Participants. With respect to Awards made to Participants who are not employees of the Company or any Subsidiary, all references in this Section 10 to termination of employment shall be deemed to refer to the effective date of termination of any contractual arrangement (whether oral or written) pursuant to which any such non-employee Participant provides services to the Company or its Subsidiaries.

11.         Deferrals. The Compensation Committee may permit a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such Participant by virtue of the exercise of the lapse or waiver of restrictions with respect to Restricted Stock or the satisfaction of any requirements or goals with respect to Performance Shares. If any such deferral election is required or permitted, the Compensation Committee shall, in its sole discretion, establish rules and procedures for such payment deferral. Any deferral shall be made in accordance with Code Section 409A.

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12.         No Right to Continued Employment or Engagement. Nothing contained in this Plan or in any Award Agreement shall confer upon any Participant any right to continue in the employ of the Company or any Subsidiary or obligate the Company or any Subsidiary to continue the engagement of any Participant or interfere in any way with the right of the Company or any such Subsidiary to terminate such Participant's employment or engagement at any time.

13.         Vesting of Rights Under Awards. Nothing contained in the Plan or in any resolution adopted by the Board of Directors shall constitute the vesting of any rights under any Award. The vesting of such rights shall take place only pursuant to a written Award Agreement with respect to such Award, in form and substance satisfactory to the Company, which shall be duly executed and delivered by and on behalf of the Company and the Participant to whom the Award shall be granted.

14.         Agreement to Refrain from Sales. Holders of Options, Restricted Stock and Performance Shares shall agree, pursuant to the applicable Award Agreement, to refrain from selling or offering to sell the shares of Common Stock issuable upon exercise of the Options or the unrestricted shares of Common Stock upon termination of the forfeiture and other restrictive provisions of the Restrictive Stock and Performance Shares for such reasonable period of time after the effective date of any registration statement relating to an underwritten offering of securities of the Company, as may be requested by the managing underwriter of such underwritten offering and approved by the Board of Directors.

15.         Termination, Amendment and Modification. The Board of Directors or the Compensation Committee may at any time and from time to time alter, amend, suspend or terminate this Plan in whole or in part, except (i) without such stockholder approval as may be required by law, no such action may be taken which changes the minimum Incentive Option price, increases the maximum term of Incentive Options, materially increases the benefits accruing to Participants receiving Incentive Options hereunder, materially increases the number of securities which may be issued pursuant to Incentive Options, extends the period for granting Incentive Options past the tenth anniversary of the initial effective date of the Plan or materially modifies the requirements as to eligibility for receipt of Incentive Options hereunder, (ii) without stockholder approval as may be required by law, no such action may be taken which lowers the grant or exercise price of a Nonqualified Option or SAR below the Fair Market Value on the date of grant; and (iii) without the consent of the Participant to whom any Award shall theretofore have been granted, no such action may be taken which adversely affects the rights of such Participant concerning such Award, except to the extent such action is required by statute, or rules and regulations promulgated thereunder, or as otherwise permitted hereunder.

16.         Indemnification. Each person who is or at any time serves as a member of the Compensation Committee shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under this Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit or proceeding relating to the Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend the same on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the charter or bylaws of the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

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17.         Reliance On Reports. Each member of the Compensation Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, any independent appraisal of the Common Stock and any other information furnished in connection with this Plan. In no event shall any such person be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if on good faith, all consistent with and subject to the requirements of Section 141(e) of the General Corporation Law of the State of Delaware.

18.         Miscellaneous.

(a)          Gender and Number. Whenever the context so requires, the singular shall include the plural and the plural shall include the singular and the gender of any pronoun shall include the other gender.

(b)          Severability. The invalidity of this Plan with respect to one or more persons shall not affect the rights and obligations of any other person hereunder in any manner whatsoever. The invalidity of one or more provisions of this Plan shall not affect the validity of any other provision of this Plan in any manner whatsoever as long as the fundamental benefits and obligations of the parties hereto are not materially modified by such invalidity.

(c)          Requirements of Law. The granting of Awards and the issuance of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

(d)          Governing Law. All matters relating to this Plan or to Awards granted hereunder shall be governed by the laws of the State of Delaware, without regard to the principles of conflict of laws thereof, except to the extent preempted by the laws of the United States.

(e)          Compliance with Section 409A. Notwithstanding anything contained herein to the contrary, this Plan shall be construed in a manner consistent with Code Section 409A and the parties shall take such actions as are required to comply in good faith with the provisions of Code Section 409A.

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SERVISFIRST BANCSHARES, INC.
REVOCABLE PROXY

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, APRIL 24, 2014

The undersigned hereby appoints Thomas A. Broughton III and William M. Foshee, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of ServisFirst Bancshares, Inc., which the undersigned would be entitled to vote if personally present at the 2014 Annual Meeting of Stockholders of ServisFirst Bancshares, Inc. to be held at the Mobile Arthur R. Outlaw Convention Center, One South Water Street, Mobile, Alabama 36602, and at any adjournments of the Annual Meeting, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSALS 1, 2, 3 AND 4

Proposal 1:	To elect the following persons to serve as directors for a one-year term until the 2015 annual meeting:

Nominees:

Thomas A. Broughton III	Stanley M. Brock	J. Richard Cashio
James J. Filler	Michael D. Fuller	Hatton C.V. Smith

☐ For All Nominees	☐ Withhold Authority to Vote for All Nominees Listed Above	☐ For All Except

To withhold authority to vote for any nominee, mark “For All Except” above and write that nominee’s name in the space provided below:

Proposal 2:	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2014.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 3:	To approve the amendment and restatement of our 2009 Stock Incentive Plan as described in the accompanying Proxy Statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 4:	To approve, on an advisory vote basis, our executive compensation as described in the accompanying Proxy Statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

[Continued and To Be Signed on Other Side]

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[Continued from Other Side]

THIS PROXY, WHEN PROPERLY, EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2, 3 AND 4 AND IN THE DISCRETION OF THE PERSONS APPOINTED HEREIN UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s) of Stockholder(s)

Print Name(s) of Stockholders(s)

Date:	, 2014
(Be sure to date your Proxy)

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary if mailed in the United States.

Please check box if you plan to attend the 2014 Annual Stockholders Meeting. ☐

PLEASE RETURN YOUR PROXY AS SOON AS POSSIBLE

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